SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 2-96924

AMANA MUTUAL FUNDS TRUST
(Exact Name of Registrant as Specified in Charter)

1300 N. State Street
Bellingham, Washington 98225-4730
(Address of Principal Executive Offices, including ZIP Code)

Nicholas F. Kaiser
1300 N. State Street
Bellingham, Washington 98225-4730
(Name and Address of Agent for Service)

Registrant's Telephone Number — (360) 734-9900

Date of fiscal year end: May 31, 2014
Date of reporting period: May 31, 2014

1. Report to Shareowners

Amana Mutual Funds Trust

Annual Report

May 31, 2014

Income Fund
AMANX | AMINX

Growth Fund
AMAGX | AMIGX

Developing World Fund
AMDWX | AMIDX

Performance Summary (as of June 30, 2014) (unaudited)

Average Annual Returns (before any taxes paid by shareowners)	10 Year	5 Year	3 Year	1 Year	Expense Ratio¹
Amana Income Fund Investor Shares (AMANX)	11.63%	15.38%	12.88%	22.39%	1.19%
Amana Income Fund Institutional Shares (AMINX)	n/a	n/a	n/a	n/a	0.94%
Amana Growth Fund Investor Shares (AMAGX)	10.81%	14.85%	11.32%	23.74%	1.11%
Amana Growth Fund Institutional Shares (AMIGX)	n/a	n/a	n/a	n/a	0.86%
Amana Developing World Fund Investor Shares (AMDWX)	n/a	n/a	0.98%	6.01%	1.54%
Amana Developing World Fund Institutional Shares (AMIDX)	n/a	n/a	n/a	n/a	1.29%

Morningstar™ Ratings²	Overall	10 Year	5 Year	3 Year	1 Year
Amana Income Fund — "Large Blend" Category
Investor Shares (AMANX)	★ ★ ★	★ ★ ★ ★ ★	★ ★	★ ★	n/a
Institutional Shares (AMINX)	☆ ☆ ☆	☆ ☆ ☆ ☆ ☆	☆ ☆	☆ ☆	n/a
Number of Funds in Category	1,338	798	1,192	1,338	1,570
Amana Growth Fund — "Large Growth" Category
Investor Shares (AMAGX)	★ ★ ★ ★	★ ★ ★ ★ ★	★ ★	★ ★	n/a
Institutional Shares (AMIGX)	☆ ☆ ☆ ☆	☆ ☆ ☆ ☆ ☆	☆ ☆	☆ ☆	n/a
Number of Funds in Category	1,500	910	1,316	1,500	1,700
Amana Developing World Fund — "Diversified Emerging Markets" Category
Investor Shares (AMDWX)	★ ★ ★ ★	n/a	n/a	★ ★ ★ ★	n/a
Institutional Shares (AMIDX)	☆ ☆ ☆ ☆	n/a	n/a	☆ ☆ ☆ ☆	n/a
Number of Funds in Category	454	n/a	n/a	454	648

Lipper Quintile Rankings³	10 Year	5 Year	3 Year	1 Year
Amana Income Fund Investor Shares (AMANX) — "Equity Income" Category
Quintile Rank	1st	5th	4th	2nd
Absolute Rank (Number of Funds) in Category	3 (159)	224 (269)	251 (317)	148 (450)
Amana Growth Fund Investor Shares (AMAGX) — "Multi-Cap Growth" Category
Quintile Rank	1st	5th	5th	4th
Absolute Rank (Number of Funds) in Category	18 (263)	388 (405)	394 (470)	377 (547)
Amana Developing World Fund Investor Shares (AMDWX) — "Emerging Markets" Category
Quintile Rank	n/a	n/a	2nd	5th
Absolute Rank (Number of Funds) in Category	n/a	n/a	146 (461)	619 (649)

Performance data quoted in this report represents past performance, is before any taxes payable by shareowners, and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 888/73-AMANA or visiting www.amanafunds.com. Average annual total returns are historical and include change in share value as well as reinvestment of dividends and capital gains, if any. The investment return and principal value of an investment will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The Amana Funds limit the securities they purchase to those consistent with Islamic principles, which limits opportunities and may increase risk.

Please consider an investment's objective, risks, charges, and expenses carefully before investing. To obtain a free prospectus or summary prospectus that contains this and other important information on the Amana Funds, please call toll-free 888/73-AMANA or visit www.amanafunds.com. Please read the prospectus or summary prospectus carefully before investing.

¹ By regulation, expense ratios shown in this table are as of the Funds' most recent prospectus which is dated September 25, 2013, and incorporates results for the fiscal year ended May 31, 2013. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods. Also by regulation, the performance in this table represents the most recent calendar quarter-end performance rather than performance through the Funds' most recent fiscal period.

² Source: Morningstar June 30, 2014. Morningstar, Inc. is an independent fund performance monitor. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars, and the bottom 10% receive 1 star. The Overall Morningstar Rating for a fund is derived from a weighted average of performance figures associated with its 3, 5, and 10 year (if applicable) Morningstar Rating metrics. Morningstar ratings represented as unshaded stars are based on extended performance. These extended performance ratings are based on the historical adjusted returns prior to the inception date of the institutional shares and reflect the historical performance of the investor shares, adjusted to reflect the fees and expenses of the institutional shares.

³ Source: Lipper Inc., A Thomson Reuters Company, June 30, 2014. Lipper Inc. is a nationally recognized organization that ranks performance of mutual funds within a universe of funds that have similar investment objectives. Rankings are based on past performance with capital gains and dividends reinvested.

Amana Funds Institutional Shares began operations September 25, 2013, and are not yet rated by Lipper.

2	Annual Report	May 31, 2014

Fellow Shareowners:

Fueled by a recovering economy and stimulative fiscal and monetary policies, US equity markets appreciated nicely for Amana's fiscal year ended May 30, 2014. Total return for the S&P 500 Index was 20.45% and the Dow Jones Islamic Market US Total Return Index was 20.70%. Smaller US companies benefited too, with the Russell 2000 Index up 16.80%. Foreign markets didn't fare as well, with the MSCI Emerging Markets Index returning just 4.27%. Amana Growth Investor returned 18.12%, Amana Income Investor returned 18.82%, and Amana Developing World Investor returned -0.17% for its third full year of operation.

The Amana Funds follow Islamic principles, which preclude most investments in the banking and financial sectors. We favor companies with low debt levels and strong balance sheets.

Top Long-Term Results

As experienced investors, we know that gains or losses over a short interval tell an incomplete story compared to performance evaluated over a lengthier time span. That's why the recognition that Amana continues to receive for superlative long-term performance is so important to our shareowners.

As of May 31, 2014, the Amana portfolios maintained strong long-term performance rankings in their respective mutual fund categories. Amana Income Investor ranked #2 (out of 156 similar funds) in Lipper's Equity Income category for 10 Year performance. Amana Growth Investor ranked #16 (out of 264 funds) in the Multi-Cap Growth category for 10 Year performance.

Also as of May 31, 2014, all Amana portfolios maintained Morningstar's "Four Star" Overall ratings (the Institutional Shares are rated with unshaded stars, as they incorporate historical performance data from the Investor Shares). Morningstar's analysts continue to award both Amana Growth and Amana Income "Silver Shield" ratings. The analyst ratings evaluate mutual funds based on five key pillars that Morningstar believes indicate funds that are more likely to outperform over the long term on a risk-adjusted basis. Please refer to the preceding page and following page for Amana's June 30 and May 31 longer-term performance data, respectively.

Institutional Shares

Amana's shareowners approved its reorganization into a Delaware trust, allowing the introduction of Institutional Shares for all three Funds on September 25, 2013. This report reflects both the new Institutional share class and the legacy Investor Shares. Without 12b-1 distribution expenses, Institutional Shares are proving popular. By May 31, Amana's Institutional shares attracted more than $185 million.

Going Forward

The US economy is notably improving: unemployment is declining, construction is back, and consumer spending is rising. US manufacturing is strengthening, with exports rising. Consumer confidence has recovered, with low interest rates boosting auto sales and housing. Significant federal government tax increases are collecting more than expected, at least in the short-term. Corporate earnings for 2014 may not improve over a healthy 2013, but the outlook for every industry varies.

The future is always different from the past, and we vigilantly watch for significant changes in major trends. Inflation is a big worry for the years to come. Rising stock and real estate markets are largely the result of credit expansion, bringing the risk of financial bubbles. Governments are making progress toward strengthening the global financial system, but the steam is going out of their efforts. More efficient, web-based organizations are deflationary, meaning the internet's main effect on business is broadly lower prices and less need for employment. Yet, regardless of the trend, Amana will consistently invest in companies with histories of solid revenues, earnings, dividends, and balance sheets.

During the fiscal year ended in May 2014, Amana's assets were little changed. We watch expenses carefully and are pleased to report declines again this year in annualized expense ratios. Amana Income Investor declined to 1.14% and Amana Growth Investor to 1.09%. Amana Developing World increased slightly to 1.54% for the fiscal year. The introduction of Institutional class shares, without the services furnished under the 12b-1 distribution plan, successfully provided lower expense ratios (annualized) of 0.90% for Amana Income Institutional, 0.87% for Amana Growth Institutional, and 1.35% for Amana Developing World Institutional.

Amana Mutual Funds embody basic principles of sound finance: good governance, transparency, fairness, and risk sharing. The Trustees are active, taking seriously their responsibilities to shareowners. Mr. Talat Othman, after serving as trustee for 13 years, reached the mandatory retirement age in March. Dr. M. Yaqub Mirza, the trustee who initially proposed the Islamic equity fund concept in 1984, was elected as the new board chairman. For more information, please visit www.amanafunds.com or call 1-888/73-AMANA.

Respectfully,

(photo omitted)

Nicholas Kaiser,
President & Portfolio Manager

(photo omitted)

M. Yaqub Mirza,
Independent Board Chairman

Annual Report	May 31, 2014	3

Performance Summary (as of May 31, 2014) (unaudited)

Morningstar™ Ratings¹	Overall	10 Year	5 Year	3 Year	1 Year
Amana Income Fund — "Large Blend" Category
Investor Shares (AMANX)	★ ★ ★ ★	★ ★ ★ ★ ★	★ ★	★ ★ ★	n/a
Institutional Shares (AMINX)	☆ ☆ ☆ ☆	☆ ☆ ☆ ☆ ☆	☆ ☆	☆ ☆ ☆	n/a
Number of Funds in Category	1,333	796	1,189	1,333	1,547

Amana Growth Fund — "Large Growth" Category
Investor Shares (AMAGX)	★ ★ ★ ★	★ ★ ★ ★ ★	★ ★	★ ★	n/a
Institutional Shares (AMIGX)	☆ ☆ ☆ ☆	☆ ☆ ☆ ☆ ☆	☆ ☆	☆ ☆	n/a
Number of Funds in Category	1,496	915	1,319	1,496	1,705

Amana Developing World Fund — "Diversified Emerging Markets" Category
Investor Shares (AMDWX)	★ ★ ★ ★	n/a	n/a	★ ★ ★ ★	n/a
Institutional Shares (AMIDX)	☆ ☆ ☆ ☆	n/a	n/a	☆ ☆ ☆ ☆	n/a
Number of Funds in Category	444	n/a	n/a	444	630

Lipper Quintile Rankings²	10 Year	5 Year	3 Year	1 Year
Amana Income Fund Investor Shares (AMANX) — "Equity Income" Category
Quintile Rank	1st	5th	4th	2nd
Absolute Rank (Number of Funds) in Category	2 (156)	218 (270)	206 (315)	105 (444)

Amana Growth Fund Investor Shares (AMAGX) — "Multi-Cap Growth" Category
Quintile Rank	1st	5th	5th	4th
Absolute Rank (Number of Funds) in Category	16 (264)	386 (402)	395 (466)	412 (540)

Amana Developing World Fund Investor Shares (AMDWX) — "Emerging Markets" Category
Quintile Rank	n/a	n/a	2nd	5th
Absolute Rank (Number of Funds) in Category	n/a	n/a	133 (457)	549 (641)

Performance data quoted above represents past performance and is no guarantee of future results. Current performance may be higher or lower than that stated herein. Performance current to the most recent month-end is available by calling toll-free 888/73-AMANA or visiting www.amanafunds.com.

¹ Source: Morningstar May 31, 2014. Morningstar, Inc. is an independent fund performance monitor. For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating™ based on a Morningstar Risk-Adjusted Return™ measure that accounts for variation in a fund's monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance. The top 10% in each category receive 5 stars, the next 22.5% 4 stars, the next 35% 3 stars, the next 22.5% 2 stars and the bottom 10% receive 1 star. The Overall Morningstar Rating™ for a fund is derived from a weighted average of performance figures associated with its 3, 5, and 10 year (if applicable) Morningstar Rating™ metrics. Morningstar ratings represented as unshaded stars are based on extended performance. These extended performance ratings are based on the historical adjusted returns prior to the inception date of the institutional shares and reflect the historical performance of the investor shares, adjusted to reflect the fees and expenses of the institutional shares.

² Source: Lipper Inc., A Thomson Reuters Company, May 31, 2014. Lipper Inc. is a nationally recognized organization that ranks performance of mutual funds within a universe of funds that have similar investment objectives. Quintile Rankings are based on past performance with capital gains and dividends reinvested.

Amana Funds Institutional Shares began operations September 25, 2013, and are not yet rated by Lipper.

The Morningstar Analyst Rating is not a credit or risk rating. It is a subjective evaluation performed by the mutual fund analysts of Morningstar, Inc. Morningstar evaluates funds based on five key pillars, which are process, performance, people, parent, and price. Morningstar's analysts use this five-pillar evaluation to identify funds they believe are more likely to outperform over the long term on a risk-adjusted basis. Analysts consider quantitative and qualitative factors in their research, but the assessment of each pillar and how they are combined is driven by the analyst's overall assessment and overseen by Morningstar's Analyst Rating Committee. The approach serves not as a formula but as a framework to ensure consistency across Morningstar's global coverage universe.

The Analyst Rating scale ranges from Gold to Negative, with Gold being the highest rating and Negative being the lowest rating. A fund with a "Gold" rating distinguishes itself across the five pillars and has garnered the analysts' highest level of conviction. A fund with a "Silver" rating has notable advantages across several, but perhaps not all, of the five pillars — strengths that give the analysts a high level of conviction. A "Bronze"-rated fund has advantages that outweigh the disadvantages across the five pillars, with sufficient level of analyst conviction to warrant a positive rating. A fund with a "Neutral" rating isn't seriously flawed across the five pillars, nor does it distinguish itself very positively. A "Negative"-rated fund is flawed in at least one pillar, if not more, and is considered an inferior offering to its peers. Analyst Ratings are re-evaluated every 14 months. For more detailed information about Morningstar's Analyst Rating, including its methodology, please go to www.morningstar.com.

The Morningstar Analyst Rating should not be used as the sole basis in evaluating a mutual fund. Morningstar Analyst Ratings are based on Morningstar's current expectations about future events; therefore, in no way does Morningstar or Amana Mutual Funds represent ratings as a guarantee, nor should they be viewed by an investor as such. Morningstar Analyst Ratings involve unknown risks and uncertainties, which may cause Morningstar's expectations not to occur or to differ significantly from what was expected.

4	Annual Report	May 31, 2014

Amana Income Fund: Performance Summary (unaudited)

Average Annual Returns (as of May 31, 2014)

	10 Year	5 Year	1 Year	Expense Ratio¹
Investor Shares (AMANX)	11.78%	15.11%	18.82%	1.19%
Institutional Shares (AMINX)²	n/a	n/a	n/a	0.94%
S&P 500 Index	7.76%	18.37%	20.45%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on May 31, 2004, to an identical amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in Investor Shares of the Fund would have risen to $30,448 versus $21,134 in the Index. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, expense ratios shown in this table are as of the Funds' most recent prospectus, which is dated September 25, 2013, and incorporates results for the fiscal year ended May 31, 2013. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

² Institutional shares of the Amana Income Fund began operations September 25, 2013, and consequently have no returns to report.

Fund Objective

The objectives of the Income Fund are current income and preservation of capital, consistent with Islamic principles; current income is its primary objective.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Illinois Tool Works	2.7%	Large Pharmaceuticals	16.9%
Nike	2.6%	Household Products Manufacturing	7.6%
Colgate-Palmolive	2.6%	Basic & Diversified Chemicals	7.3%
Microsoft	2.5%	Food Manufacturing	6.9%
Novartis ADS	2.5%	Integrated Oils	6.2%
PPG Industries	2.5%	Containers & Packaging Manufacturing	5.0%
Canadian National Railway	2.5%	Industrial Automation Controls	4.2%
Bristol-Myers Squibb	2.5%	Specialty Chemicals	3.6%
Rockwell Automation	2.5%	Semiconductor Devices	3.5%
Carlisle	2.4%	Apparel, Footwear, Accessory Design	2.6%
		Infrastructure Software	2.5%
		Rail Freight Transportation	2.5%
		Measurement Instruments	2.5%
		Roofing Materials Manufacturing	2.4%
		Industrial Supply Distribution	2.4%
		Automotive Wholesale	2.2%
		Flow Control Equipment	2.1%
		Other industries < 2%	17.7%
		Cash and equivalents	1.9%

Annual Report	May 31, 2014	5

Amana Income Fund: Discussion of Fund Performance

Fiscal Year 2014

For the fiscal year ended May 31, 2014, the Amana Income Fund Investor shares returned 18.82% (versus 24.08% the year before). The broad S&P 500 Index returned a slightly better 20.45%. The new Amana Income Fund Institutional shares commenced operations on September 25, 2013, and have yet to complete a full year of operations.

Amana Income Investor paid qualified income dividends totaling 73¢, up 26% from the prior year. The Institutional shares paid 84¢ in qualified income dividends. Careful attention to expenses brought the gross expense ratio for Investor shares down to 1.14% from 1.18%. The reduced-expense goal for the Institutional shares was achieved with a 0.90% (annualized) ratio. Fund total net assets increased 12.20% during fiscal 2014, which helped to lower the expense ratio.

For the 10 years ended May 31, 2014, the Investor shares provided an annualized total return of 11.78%. This ranked second of the 156 funds surviving in its Lipper "Equity Income" Category peer group. Also for the 10 years ended May 31, 2014, the Investor shares ranked first of the 796 funds surviving in Morningstar's "Large Blend" Category peer group, earning an above-average 5-star overall performance ranking.

Factors Affecting Past Performance

During the year, markets appreciated in response to monetary stimulus. Amana Income Fund follows a conservative investing strategy that has served investors well over the years, buying only dividend-paying equity securities, primarily of financially strong companies. Income-producing stocks did especially well in the last year, as investors sought yield over growth. Avoiding financial stocks and all bonds penalized the Fund during the year, as they continued to do well due to the "financial engineering" of the Federal Reserve. We do hold varying levels of cash, which helps protect us in down periods but can reduce returns in climbing markets.

Our portfolio of well-established equities has more than 5% in each of the industries Large Pharmaceuticals, Household Products Manufacturing, Chemicals, Food Manufacturing, and Integrated Oils. Our five largest individual security holdings — Illinois Tool Works, Nike, Colgate-Palmolive, Microsoft, and Novartis — boosted our results with an average 21.84% return.

The choppy economic environment outside the United States hurt our performance as our global telecom issues often suffered. We liquidated our positions in Enersis ADS, Nucor, and a Malaysian government sukuk (Islamic financial certificate, similar to a bond).

Looking Forward

Interest-rate manipulations by central banks underscore the risks to the world economy as the eurozone recovery has yet to catch hold, employment gains are meager, governments increase taxes, and Asian expansion slows. Financial institutions are cutting global growth estimates for the year, as global indicators of economic activity — investment, employment, and manufacturing — show little improvement. The US economy turned in a surprising weak 2.9% GDP decline for the first quarter of 2014.

Europe, with high unemployment, generally continues in economic difficulty. Major disasters in places like Spain, Italy, Cyprus, and Greece have been averted. Slow progress continues toward banking and budgetary unification that will eventually bring eurozone stability. Countries lowering tax rates, such as the UK, Ireland, and Japan, are prospering. The ASEAN economies look forward to the benefits of common market in 2015.

In the United States, markets will rise only as long as the Federal Reserve engages in stimulative measures, which should be at least be until the November elections. While reasonable solutions to America's unfunded entitlements and poor education system exist, they seem impossible to implement. Gradually raising the age for retirement and related senior benefits, such as Medicare and government pensions, will eventually be necessary to reverse the threatening downward spiral. Meanwhile, tough lessons can be observed from abject failures in places like Puerto Rico, Iraq, Egypt, and Detroit.

Amana Income Fund selects its portfolio from financially strong, Islamically acceptable, dividend-paying securities judged likely to appreciate. Many of our securities regularly increase their dividend payout rates, to the point where the portfolio has a yield of 2.5% (before operating expenses). We look for above-average earnings growth in our businesses to improve both the Fund's dividend and price growth long-term.

6	Annual Report	May 31, 2014

Amana Income Fund: Schedule of Investments

Common Stocks — 98.1%	Number of Shares	Cost	Market Value	Percentage of Assets

Communications

Local Media
Pearson ADS	300,000	$4,106,896	$5,889,000	0.3%

Telecom Carriers
Chunghwa Telecom ADS	443,505	10,082,172	14,125,634	0.9%
Telus	168,000	3,783,808	6,345,360	0.4%
Verizon	65,750	3,091,565	3,284,870	0.2%
Vodafone Group ADS	136,363	6,685,242	4,774,069	0.3%
		23,642,787	28,529,933	1.8%

		27,749,683	34,418,933	2.1%

Consumer Discretionary

Apparel, Footwear, Accessory Design
Nike	540,000	16,647,545	41,531,400	2.6%

Auto Parts
Johnson Controls	600,000	17,273,567	29,016,000	1.8%

Automotive Wholesale
Genuine Parts	400,000	15,835,680	34,532,000	2.2%

Home Improvement
Stanley Black & Decker	100,000	6,793,209	8,740,000	0.5%

		56,550,001	113,819,400	7.1%

Consumer Staples

Beverages
PepsiCo	340,000	21,040,203	30,032,200	1.9%

Food Manufacturing
General Mills	600,000	19,156,589	32,958,000	2.0%
JM Smucker	250,000	13,340,013	25,650,000	1.6%
Kellogg	465,000	23,220,878	32,075,700	2.0%
McCormick & Co	300,000	14,110,805	21,693,000	1.3%
		69,828,285	112,376,700	6.9%

Household Products Manufacturing
Colgate-Palmolive	600,000	21,167,901	41,040,000	2.6%
Kimberly-Clark	300,000	19,381,392	33,705,000	2.1%
Procter & Gamble	400,000	23,489,880	32,316,000	2.0%
Unilever ADS	325,000	8,850,327	14,615,250	0.9%
		72,889,500	121,676,250	7.6%

		163,757,988	264,085,150	16.4%

Energy

Exploration & Production
EnCana	250,000	7,113,623	5,827,500	0.4%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2014	7

Amana Income Fund: Schedule of Investments

Common Stocks — 98.1%	Number of Shares	Cost	Market Value	Percentage of Assets

Energy (continued)

Integrated Oils
Cenovus	400,000	$10,078,223	$11,916,000	0.8%
ConocoPhillips	330,000	13,482,952	26,380,200	1.6%
Exxon Mobil	350,000	23,656,109	35,185,500	2.2%
Total ADS	375,000	20,975,783	26,043,750	1.6%
		68,193,067	99,525,450	6.2%

Refining & Marketing
Phillips 66	210,000	6,845,517	17,805,900	1.1%

		82,152,207	123,158,850	7.7%

Health Care

Health Care Supplies
Becton, Dickinson & Co.	210,000	15,293,814	24,717,000	1.5%

Large Pharmaceuticals
Abbott Laboratories	350,000	8,392,885	14,003,500	0.9%
AbbVie	350,000	9,148,094	19,015,500	1.2%
AstraZeneca ADS	260,000	11,239,304	18,772,000	1.2%
Bristol-Myers Squibb	800,000	19,124,096	39,792,000	2.5%
Eli Lilly	620,000	22,314,728	37,113,200	2.3%
GlaxoSmithKline ADS	600,000	23,543,156	32,364,000	2.0%
Johnson & Johnson	331,500	22,804,119	33,633,990	2.1%
Novartis ADS	450,000	22,518,080	40,527,000	2.5%
Pfizer	1,200,000	22,076,629	35,556,000	2.2%
		161,161,091	270,777,190	16.9%

		176,454,905	295,494,190	18.4%

Industrials

Aerospace & Defense Parts
United Technologies	250,000	14,326,611	29,055,000	1.8%

Flow Control Equipment
Parker Hannifin	275,000	12,527,667	34,438,250	2.1%

Industrial Automation Controls
Emerson Electric	450,000	20,934,219	30,028,500	1.9%
Honeywell International	400,000	17,421,205	37,260,000	2.3%
		38,355,424	67,288,500	4.2%

Industrial Machinery Manufacturing
Regal-Beloit	85,000	3,417,802	6,488,050	0.4%

Industrial Supply Distribution
W.W. Grainger	150,000	14,706,937	38,755,500	2.4%

Measurement Instruments
Rockwell Automation	325,000	15,208,967	39,351,000	2.5%

Continued on next page

8	Annual Report	May 31, 2014	The accompanying notes are an integral part of these financial statements.

Amana Income Fund: Schedule of Investments

Common Stocks — 98.1%	Number of Shares	Cost	Market Value	Percentage of Assets

Industrials (continued)

Post & Courier Services
United Parcel Service	300,000	$19,152,084	$31,164,000	1.9%

Rail Freight Transportation
Canadian National Railway	664,000	15,888,044	40,225,120	2.5%

		133,583,536	286,765,420	17.8%

Materials

Agricultural Chemicals
Potash Corp of Saskatchewan	250,000	8,113,615	9,080,000	0.6%

Base Metals
Freeport-McMoRan Copper & Gold	90,000	1,767,834	3,064,500	0.2%

Basic & Diversified Chemicals
Air Products & Chemicals	250,000	16,422,819	29,992,500	1.9%
Methanex	300,000	5,849,587	17,130,000	1.1%
PPG Industries	200,000	13,211,578	40,322,000	2.5%
Praxair	220,000	16,103,769	29,092,800	1.8%
		51,587,753	116,537,300	7.3%

Containers & Packaging Manufacturing
3M	260,000	19,087,244	37,063,000	2.3%
Illinois Tool Works	500,000	23,226,178	43,275,000	2.7%
		42,313,422	80,338,000	5.0%

Roofing Materials Manufacturing
Carlisle	460,000	14,269,102	39,035,600	2.4%

Specialty Chemicals
BASF ADS	140,000	5,118,606	16,120,300	1.0%
E.I. du Pont de Nemours	500,000	23,186,120	34,655,000	2.1%
RPM International	180,000	3,642,493	7,752,600	0.5%
		31,947,219	58,527,900	3.6%

Steel Producers
Tenaris ADS	110,000	3,439,736	4,933,500	0.3%

		153,438,681	311,516,800	19.4%

Technology

Information Services
Dun & Bradstreet	71,350	5,483,216	7,366,887	0.5%

Infrastructure Software
Microsoft	1,000,000	24,161,315	40,940,000	2.5%

Semiconductor Devices
Intel	1,000,000	18,997,605	27,320,000	1.7%
Microchip Technology	600,000	17,526,721	28,560,000	1.8%
		36,524,326	55,880,000	3.5%

Continued on next page

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2014	9

Amana Income Fund: Schedule of Investments

Common Stocks — 98.1%	Number of Shares	Cost	Market Value	Percentage of Assets

Technology (continued)

Semiconductor Manufacturing Services
Taiwan Semiconductor ADS	1,500,000	$16,043,323	$30,840,000	1.9%

		82,212,180	135,026,887	8.4%

Utilities

Utility Networks
National Fuel Gas	170,000	7,593,521	12,750,000	0.8%

		7,593,521	12,750,000	0.8%

Total investments		$883,492,702	1,577,035,630	98.1%
Other assets (net of liabilities)			31,239,648	1.9%
Total net assets			$1,608,275,278	100.0%
ADS: American Depositary Share ADR: American Depositary Receipt

10	Annual Report	May 31, 2014	The accompanying notes are an integral part of these financial statements.

Amana Income Fund

Statement of Assets and Liabilities
As of May 31, 2014

Assets
Investments in securities, at value (Cost $883,492,702)	$1,577,035,630
Cash	34,723,163
Dividends and income	5,839,644
Receivable for Fund shares sold	1,195,843
Insurance reserve premium	2,528
Total assets	1,618,796,808
Liabilities
Payable for Fund shares redeemed	8,582,526
Payable to affiliates	1,161,444
Distributions payable	452,601
Accrued expenses	220,870
Accrued distribution fee	104,089
Total liabilities	10,521,530
Net Assets	$1,608,275,278

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$911,388,478
Undistributed net investment loss	(288)
Accumulated net realized gain	3,344,160
Unrealized net appreciation on investments	693,542,928
Net assets applicable to Fund shares outstanding	$1,608,275,278

Net asset value per Investor Share	AMANX
Net assets, at value	$1,524,470,666
Shares outstanding	33,623,858
Net asset value, offering and redemption price per share	$45.34

Net asset value per Institutional Share	AMINX
Net assets, at value	$83,804,612
Shares outstanding	1,849,866
Net asset value, offering and redemption price per share	$45.30

Statement of Operations
Year ended May 31, 2014

Investment income
Dividends (net of foreign taxes of $1,460,992)	$43,846,451
Halal income	75,766
Miscellaneous income	1,686
Gross investment income	43,923,903
Expenses
Investment adviser fees	12,951,687
Distribution fees — Investor Shares	3,729,148
Printing and postage	393,975
Custodian fees	75,070
Professional fees	65,029
Shareowner servicing fees
Investor Shares	53,152
Institutional Shares	136
Filing and registration fees	47,861
Chief Compliance Officer expenses	44,319
Trustee fees	42,712
Other expenses	35,184
Retirement plan custodial fees
Investor Shares	30,798
Institutional Shares	227
Total gross expenses	17,469,298
Less custodian fee credits	(75,070)
Net expenses	17,394,228
Net investment income	$26,529,675

Net realized gain from investments and foreign currency	$8,304,179
Net increase in unrealized appreciation on investments	229,384,503
Net gain on investments	$237,688,682

Net increase in net assets resulting from operations	$264,218,357

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2014	11

Amana Income Fund

Statements of Changes in Net Assets	Year ended May 31, 2014	Year ended May 31, 2013
Increase (decrease) in net assets from operations
From operations
Net investment income	$26,529,675	$21,035,226
Net realized gain (loss) on investments	8,304,179	(4,956,393)
Net increase in unrealized appreciation	229,384,503	271,061,832
Net increase in net assets	264,218,357	287,140,665
Distributions to shareowners from
Net investment income
Investor Shares	(25,226,313)	(21,284,665)
Institutional Shares	(1,397,744)	-
Capital gains distribution
Investor Shares	-	(431,052)
Institutional Shares	-	-
Total distributions	(26,624,057)	(21,715,717)
Capital share transactions
Proceeds from the sale of shares
Investor Shares	268,543,466	225,299,456
Institutional Shares	92,811,636	-
Value of shares issued in reinvestment of dividends and distributions
Investor Shares	24,345,812	20,913,224
Institutional Shares	1,384,890	-
Cost of shares redeemed
Investor Shares	(434,249,928)	(375,198,470)
Institutional Shares	(15,615,718)	-
Early redemption fees retained	n/a	23,580
Net decrease in net assets	(62,779,842)	(128,962,210)
Total increase in net assets	174,814,458	136,462,738

Net assets
Beginning of year	1,433,460,820	1,296,998,082
End of year	1,608,275,278	1,433,460,820

Undistributed net investment income (loss)	$(288)	$94,917

Shares of the Fund sold and redeemed
Investor Shares (AMANX)
Number of shares sold	6,435,553	6,350,555
Number of shares issued in reinvestment of dividends and distributions	545,910	577,079
Number of shares redeemed	(10,310,128)	(10,798,292)
Net decrease in number of shares outstanding	(3,328,665)	(3,870,658)

Institutional Shares (AMINX)
Number of shares sold	2,178,895	-
Number of shares issued in reinvestment of dividends and distributions	31,025	-
Number of shares redeemed	(360,054)	-
Net increase in number of shares outstanding	1,849,866	-

12	Annual Report	May 31, 2014	The accompanying notes are an integral part of these financial statements.

Amana Income Fund: Financial Highlights

Investor Shares (AMANX)	Year ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2014	2013	2012	2011	2010
Net asset value at beginning of year	$38.79	$31.77	$33.91	$27.28	$24.27
Income from investment operations
Net investment income	0.72[1]	0.58	0.49	0.44	0.35
Net gains (losses) on securities (both realized and unrealized)	6.56	7.03	(1.98)	6.63	3.01
Total from investment operations	7.28	7.61	(1.49)	7.07	3.36
Less distributions
Dividends (from net investment income)	(0.73)	(0.58)	(0.49)	(0.44)	(0.35)
Distributions (from capital gains)	-	(0.01)	(0.17)	-	-
Total distributions	(0.73)	(0.59)	(0.66)	(0.44)	(0.35)
Paid-in capital from early redemption fees	n/a	0.00[2]	0.01	0.00[2]	0.00[2]

Net asset value at end of year	$45.34	$38.79	$31.77	$33.91	$27.28

Total Return	18.82%	24.08%	(4.36)%	25.97%	13.80%

Ratios / supplemental data
Net assets ($000), end of year	$1,524,471	$1,433,461	$1,296,998	$1,399,997	$1,067,854
Ratio of expenses to average net assets
Before custodian fee credits	1.15%	1.19%	1.20%	1.21%	1.26%
After custodian fee credits	1.14%	1.18%	1.20%	1.20%	1.25%
Ratio of net investment income after custodian fee credits to average net assets	1.71%	1.58%	1.52%	1.47%	1.33%
Portfolio turnover rate	1%	1%	3%	3%	5%

Institutional Shares (AMINX)	Period ended[3]
Selected data per share of outstanding capital stock throughout each period:	May 31, 2014
Net asset value at beginning of period	$40.66
Income from investment operations
Net investment income	0.69[1]
Net gains on securities (both realized and unrealized)	4.79
Total from investment operations	5.48
Less distributions
Dividends (from net investment income)	(0.84)
Distributions (from capital gains)	-
Total distributions	(0.84)

Net asset value at end of period	$45.30

Total Return	13.53%[4]

Ratios / supplemental data
Net assets ($000), end of period	$83,805
Ratio of expenses to average net assets
Before custodian fee credits	0.90%[5]
After custodian fee credits	0.90%[5]
Ratio of net investment income after custodian fee credits to average net assets	2.32%[5]
Portfolio turnover rate	1%

1 Calculated using average shares outstanding
2 Amount is less than $0.01
3 Operations commenced on 09/25/2013
4 Not annualized
5 Annualized

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2014	13

Amana Growth Fund: Performance Summary (unaudited)

Average Annual Returns (as of May 31, 2014)

	10 Year	5 Year	1 Year	Expense Ratio¹
Investor Shares (AMAGX)	10.94%	14.23%	18.12%	1.11%
Institutional Shares (AMIGX)²	n/a	n/a	n/a	0.86%
S&P 500 Index	7.76%	18.37%	20.45%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on May 31, 2004, to an identical amount invested in the S&P 500 Index, a broad-based stock market index. The graph shows that an investment in Investor Shares of the Fund would have risen to $28,246 versus $21,134 in the Index. Please note that investors cannot invest directly in the index.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, expense ratios shown in this table are as of the Funds' most recent prospectus, which is dated September 25, 2013, and incorporates results for the fiscal year ended May 31, 2013. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

² Institutional shares of the Amana Growth Fund began operations September 25, 2013, and consequently have no returns to report.

Fund Objective

The primary objective of the Growth Fund is long-term capital growth, consistent with Islamic principles.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Adobe Systems	3.8%	Large Pharmaceuticals	9.8%
Qualcomm	3.2%	Application Software	8.8%
Apple	3.2%	Communications Equipment	7.3%
Amgen	3.2%	Household Products Manufacturing	7.0%
Trimble Navigation	3.1%	Semiconductor Devices	6.4%
Intuit	3.0%	Measurement Instruments	5.7%
Johnson & Johnson	2.8%	Rail Freight Transportation	5.3%
Church & Dwight	2.8%	Biotech	4.0%
Union Pacific	2.8%	Internet Media	3.2%
Akamai Technologies	2.7%	Beverages	3.1%
		Telecom Carriers	2.7%
		Post & Courier Services	2.6%
		Specialty Apparel Stores	2.5%
		Health Care Supply Chain	2.3%
		General Merchant Wholesalers	2.0%
		Other industries < 2%	25.1%
		Cash and equivalents	2.2%

14	Annual Report	May 31, 2014

Amana Growth Fund: Discussion of Fund Performance

Fiscal Year 2014

For the fiscal year ended May 31, 2014, Amana Growth Fund Investor shares total return was 18.12% (versus 14.94% the year before). The broad-based S&P 500 Index returned a higher 20.45%, and the large-cap Russell 1000 Growth Index returned 22.16%. The new Amana Growth Fund Institutional shares commenced operations on September 25, 2013, and have yet to complete a full year of operations.

While income is not an investment objective, the Fund paid another qualified income dividend (19¢ per Investor share and 24¢ per Institutional share). Continuing attention to operating expenses meant the net expense ratio of Amana Growth Investor shares improved again, to 1.09% versus 1.11% for the year before. The reduced-expense goal for the Institutional shares was achieved with a 0.87% (annualized) ratio. Fund total net assets decreased 9.17% during fiscal 2014, as long-term equity fund investors generally sought other vehicles.

For the ten years ended May 31, 2014, Amana Growth Investor shares provided an annualized total return of 10.94%. This ranked 16th of the 264 funds surviving in its Lipper "Multi-Cap Growth" Category peer group. Also for the 10 years ended May 31, 2014, the Investor shares ranked in the top 3% of the 915 funds surviving in Morningstar's "Large Growth" Category peer group, earning an above-average 5-star overall performance ranking.

Factors Affecting Past Performance

During the year, the markets appreciated in response to monetary stimulus and corporate profit growth. Amana Growth Fund follows a value investing strategy that has served investors well over the years, buying equities of financially strong companies evidencing solid earnings growth. However, income-producing stocks did better in the last year, as investors sought yield over growth. Avoiding most financial stocks penalized the Fund during the year, as they continued to do well due to the "financial engineering" of the Federal Reserve. We do hold varying levels of cash, which helps protect us in down periods but can reduce returns in climbing markets.

Amana Growth's largest industry is Large Pharmaceuticals, where our best gainer was Novo Nordisk ADS, up 31.22%. Our next largest industry is Application Software, where our largest individual position Adobe Systems led with a 50.41% gain. Our third largest industry is Communications Equipment, where stellar gains were achieved by Harris (54.10%) and Apple (40.75%). Other technology companies — such as Intuit, SanDisk, Google, and Trimble — also gained significantly.

Based on our team's evaluation of their market prospects, we closed our positions in American Movil ADS, Anglo American ADR, Canon ADS, Convergys, Danone ADR, F5 Networks, Intel, IBM, LATAM Airlines ADS, Mattel, Rogers Communications, and Urban Outfitters.

Looking Forward

Interest-rate manipulations by central banks underscore the risks to the world economy as the eurozone recovery has yet to catch hold, employment gains are meager, governments increase taxes, and Asian expansion slows. Financial institutions are cutting growth estimates for the year, as global indicators of economic activity — investment, employment, and manufacturing — show little improvement. The US economy turned in a surprising weak 2.9% GDP decline for the first quarter of 2014.

Europe, with high unemployment, generally continues in economic difficulty. Major disasters in places like Spain, Italy, Cyprus and Greece have been averted. Slow progress continues toward banking and budgetary unification that will eventually bring eurozone stability. Countries lowering tax rates, like the UK, Ireland, and Japan are prospering. The ASEAN economies look forward to the benefits of common market in 2015.

In the United States, markets will rise only as long as the Federal Reserve engages in stimulative measures, which should be at least be until the November elections. While reasonable solutions to America's unfunded entitlements and poor education system exist, they seem impossible to implement. Gradually raising the age for retirement and related senior benefits, such as Medicare and government pensions, will eventually be necessary to reverse the threatening downward spiral. Meanwhile, tough lessons can be observed from abject failures in places like Puerto Rico, Iraq, Egypt, and Detroit.

Amana Growth Fund selects its portfolio from financially strong, Islamically acceptable, growth securities judged likely to appreciate. We look for above-average earnings growth in our businesses to improve the Fund's price long-term.

Annual Report	May 31, 2014	15

Amana Growth Fund: Schedule of Investments

Common Stocks — 97.8%	Number of Shares	Cost	Market Value	Percentage of Assets

Communications

Internet Media
Google A¹	85,000	$19,379,619	$48,590,250	2.5%
Google C¹	26,000	4,430,262	14,557,140	0.7%
		23,809,881	63,147,390	3.2%

Local Media
John Wiley & Sons	35,000	1,249,651	1,917,300	0.1%

Telecom Carriers
Akamai Technologies¹	1,000,000	21,444,890	54,340,000	2.7%

		46,504,422	119,404,690	6.0%

Consumer Discretionary

Auto Parts
Gentex	700,000	14,110,974	20,244,000	1.0%

Automotive Wholesale
Genuine Parts	100,000	4,521,739	8,633,000	0.4%

General Merchant Wholesalers
Fastenal	800,000	20,471,439	39,000,000	2.0%

Home Product Stores
Lowe's	790,000	18,730,150	37,193,200	1.9%

Other Specialty Retail — Discretionary
PetSmart	605,000	17,006,324	34,769,350	1.7%

Specialty Apparel Stores
TJX Companies	900,000	18,957,770	49,005,000	2.5%

		93,798,396	188,844,550	9.5%

Consumer Staples

Beverages
Monster Beverage¹	125,000	2,263,769	8,672,500	0.4%
PepsiCo	600,000	36,524,584	52,998,000	2.7%
		38,788,353	61,670,500	3.1%

Household Products Manufacturing
Church & Dwight	800,000	31,059,800	55,384,000	2.8%
Clorox	375,000	21,791,092	33,607,500	1.7%
Estee Lauder	640,000	26,422,283	49,036,800	2.5%
		79,273,175	138,028,300	7.0%

		118,061,528	199,698,800	10.1%

Energy

Integrated Oils
Cenovus	50,000	1,100,582	1,489,500	0.1%

		1,100,582	1,489,500	0.1%

Continued on next page.

16	Annual Report	May 31, 2014	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund: Schedule of Investments

Common Stocks — 97.8%	Number of Shares	Cost	Market Value	Percentage of Assets

Health Care

Biotech
Amgen	543,000	$29,475,511	$62,982,570	3.2%
Celgene¹	100,000	7,547,036	15,303,000	0.8%
		37,022,547	78,285,570	4.0%

Health Care Facilities
VCA Antech¹	620,000	17,290,742	20,863,000	1.0%

Health Care Supply Chain
Express Scripts Holding¹	650,000	22,597,762	46,455,500	2.3%

Large Pharmaceuticals
Eli Lilly	650,000	23,224,550	38,909,000	2.0%
Johnson & Johnson	546,000	33,179,299	55,397,160	2.8%
Novartis ADS	585,000	26,562,752	52,685,100	2.7%
Novo Nordisk ADS	1,100,000	10,428,308	46,508,000	2.3%
		93,394,909	193,499,260	9.8%

Managed Care
Humana	300,000	8,676,855	37,338,000	1.9%

Medical Equipment
Dentsply International	600,000	18,840,432	28,374,000	1.4%

Orthopedic Devices
Stryker	300,000	15,657,168	25,347,000	1.3%

		213,480,415	430,162,330	21.7%

Industrials

Building Sub-Contractors
EMCOR Group	700,000	14,885,660	31,164,000	1.6%

Flow Control Equipment
Crane	300,000	10,212,899	22,233,000	1.1%

Industrial Machinery Manufacturing
Regal-Beloit	245,000	13,378,810	18,700,850	0.9%

Measurement Instruments
Agilent Technologies	900,000	22,797,417	51,246,000	2.6%
Trimble Navigation¹	1,700,000	20,463,059	61,319,000	3.1%
		43,260,476	112,565,000	5.7%

Metalworking Machinery Manufacturing
Lincoln Electric	500,000	13,126,984	32,845,000	1.7%

Post & Courier Services
United Parcel Service	500,000	33,511,923	51,940,000	2.6%

Rail Freight Transportation
Norfolk Southern	500,000	26,797,903	50,375,000	2.5%
Union Pacific	276,327	30,102,567	55,063,681	2.8%
		56,900,470	105,438,681	5.3%

		185,277,222	374,886,531	18.9%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2014	17

Amana Growth Fund: Schedule of Investments

Common Stocks — 97.8%	Number of Shares	Cost	Market Value	Percentage of Assets

Materials

Agricultural Chemicals
Potash Corp of Saskatchewan	900,000	$20,854,762	$32,688,000	1.6%

		20,854,762	32,688,000	1.6%

Technology

Application Software
Adobe Systems¹	1,181,740	36,045,155	76,269,500	3.8%
Intuit	764,000	24,486,129	60,577,560	3.0%
SAP ADS	506,379	29,881,663	38,737,994	2.0%
		90,412,947	175,585,054	8.8%

Communications Equipment
Apple	100,000	2,876,770	63,300,000	3.2%
Cisco Systems	2,000,000	39,273,610	49,240,000	2.5%
Harris	410,000	12,592,772	31,672,500	1.6%
		54,743,152	144,212,500	7.3%

Information Services
Gartner¹	300,000	8,580,120	21,327,000	1.1%

Infrastructure Software
Oracle	650,000	12,885,855	27,313,000	1.4%

IT Services
Convergys	561,033	7,051,377	12,241,740	0.6%
Infosys ADS	500,000	21,031,185	25,715,000	1.3%
		28,082,562	37,956,740	1.9%

Semiconductor Capital Equipment
ASML	385,000	14,279,290	33,063,800	1.7%

Semiconductor Devices
Qualcomm	800,000	30,482,851	64,360,000	3.2%
SanDisk	370,000	15,992,445	35,753,100	1.8%
Xilinx	600,000	14,947,540	28,176,000	1.4%
		61,422,836	128,289,100	6.4%

Semiconductor Manufacturing Services
Taiwan Semiconductor ADS	1,243,297	12,977,323	25,562,186	1.3%

		283,384,085	593,309,380	29.9%

Total investments		$962,461,412	1,940,483,781	97.8%
Other assets (net of liabilities)			44,051,552	2.2%
Total net assets			$1,984,535,333	100.0%
¹ Non-income producing security ADS: American Depositary Share ADR: American Depositary Receipt

18	Annual Report	May 31, 2014	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund

Statement of Assets and Liabilities
As of May 31, 2014

Assets
Investments in securities, at value (Cost $962,461,412)	$1,940,483,781
Cash	50,836,753
Dividends and income	2,952,582
Receivable for Fund shares sold	775,188
Total assets	1,995,048,304
Liabilities
Payable for Fund shares redeemed	8,569,016
Payable to affiliates	1,329,958
Accrued expenses	484,556
Accrued distribution fee	129,441
Total liabilities	10,512,971
Net Assets	$1,984,535,333

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$921,192,703
Undistributed net investment income	4,370,381
Accumulated net realized gain	80,949,880
Unrealized net appreciation on investments	978,022,369
Net assets applicable to Fund shares outstanding	$1,984,535,333

Net asset value per Investor Share	AMAGX
Net assets, at value	$1,890,186,771
Shares outstanding	56,902,998
Net asset value, offering and redemption price per share	$33.22

Net asset value per Institutional Share	AMIGX
Net assets, at value	$94,348,562
Shares outstanding	2,839,367
Net asset value, offering and redemption price per share	$33.23

Statement of Operations
Year ended May 31, 2014

Investment income
Dividends (Net of foreign taxes of $1,460,601)	$30,750,422
Miscellaneous income	3,004
Gross investment income	30,753,426
Expenses
Investment adviser fees	16,405,519
Distribution fees — Investor Shares	5,033,177
Printing and postage	571,501
Custodian fees	101,857
Professional fees	99,542
Shareowner servicing fees
Investor Shares	84,135
Institutional Shares	143
Chief Compliance Officer expenses	63,540
Trustee fees	61,012
Other expenses	49,476
Retirement plan custodial fees
Investor Shares	47,366
Institutional Shares	189
Filing and registration fees	46,774
Total gross expenses	22,564,231
Less custodian fee credits	(101,857)
Net expenses	22,462,374
Net investment income	$8,291,052

Net realized gain from investments and foreign currency	$137,821,923
Net increase in unrealized appreciation on investments	196,858,647
Net gain on investments	$334,680,570

Net increase in net assets resulting from operations	$342,971,622

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2014	19

Amana Growth Fund

Statements of Changes in Net Assets	Year ended May 31, 2014	Year ended May 31, 2013
Increase (decrease) in net assets from operations
From operations
Net investment income	$8,291,052	$9,842,579
Net realized gain on investments	137,821,923	2,915,443
Net increase in unrealized appreciation	196,858,647	295,691,218
Net increase in net assets	342,971,622	308,449,240
Distributions to shareowners from
Net investment income
Investor Shares	(11,635,832)	(5,476,978)
Institutional Shares	(609,800)	-
Capital gains distribution
Investor Shares	(51,193,840)
Institutional Shares	(2,115,063)
Total distributions	(65,554,535)	(5,476,978)
Capital share transactions
Proceeds from the sale of shares
Investor Shares	190,970,742	347,428,774
Institutional Shares	104,194,038	-
Value of shares issued in reinvestment of dividends and distributions
Investor Shares	61,346,142	5,284,345
Institutional Shares	2,724,863	-
Cost of shares redeemed
Investor Shares	(819,692,814)	(665,717,222)
Institutional Shares	(17,646,209)	-
Early redemption fees retained	n/a	28,484
Net decrease in net assets	(478,103,238)	(312,975,619)
Total decrease in net assets	(200,686,151)	(10,003,357)

Net assets
Beginning of year	2,185,221,484	2,195,224,841
End of year	1,984,535,333	2,185,221,484

Undistributed net investment income	$4,370,381	$8,324,786

Shares of the Fund sold and redeemed
Investor Shares (AMAGX)
Number of shares sold	6,162,094	12,798,528
Number of shares issued in reinvestment of dividends and distributions	1,917,069	196,517
Number of shares redeemed	(26,443,072)	(24,437,795)
Net decrease in number of shares outstanding	(18,363,909)	(11,442,750)

Institutional Shares (AMIGX)
Number of shares sold	3,301,054	-
Number of shares issued in reinvestment of dividends and distributions	85,205	-
Number of shares redeemed	(546,892)	-
Net increase in number of shares outstanding	2,839,367	-

20	Annual Report	May 31, 2014	The accompanying notes are an integral part of these financial statements.

Amana Growth Fund: Financial Highlights

Investor Shares (AMAGX)	Year ended May 31,
Selected data per share of outstanding capital stock throughout each year:	2014	2013	2012	2011	2010
Net asset value at beginning of year	$29.03	$25.32	$26.07	$21.19	$17.69
Income from investment operations
Net investment income (loss)	0.12[1]	0.13	0.06	0.02	(0.01)
Net gains (losses) on securities (both realized and unrealized)	5.10	3.65	(0.80)	4.88	3.51
Total from investment operations	5.22	3.78	(0.74)	4.90	3.50
Less distributions
Dividends (from net investment income)	(0.19)	(0.07)	(0.01)	(0.02)	-
Distributions (from capital gains)	(0.84)	-	-	-	-
Total distributions	(1.03)	(0.07)	(0.01)	(0.02)	-
Paid-in capital from early redemption fees	n/a	0.00[2]	0.00[2]	0.00[2]	0.00[2]

Net asset value at end of year	$33.22	$29.03	$25.32	$26.07	$21.19

Total Return	18.12%	14.94%	(2.84)%	23.10%	19.79%

Ratios / supplemental data
Net assets ($000), end of year	$1,890,187	$2,185,221	$2,195,225	$2,210,268	$1,596,487
Ratio of expenses to average net assets
Before custodian fee credits	1.10%	1.11%	1.13%	1.14%	1.21%
After custodian fee credits	1.09%	1.11%	1.13%	1.14%	1.20%
Ratio of net investment income after custodian fee credits to average net assets	0.39%	0.44%	0.23%	0.07%	(0.05)%
Portfolio turnover rate	0%	1%	12%	5%	5%

Institutional Shares (AMIGX)	Period ended[3]
Selected data per share of outstanding capital stock throughout each period:	May 31, 2014
Net asset value at beginning of period	$30.45
Income from investment operations
Net investment income	0.16[1]
Net gains on securities (both realized and unrealized)	3.70
Total from investment operations	3.86
Less distributions
Dividends (from net investment income)	(0.24)
Distributions (from capital gains)	(0.84)
Total distributions	(1.08)

Net asset value at end of period	$33.23

Total Return	12.82%[4]

Ratios / supplemental data
Net assets ($000), end of period	$94,349
Ratio of expenses to average net assets
Before custodian fee credits	0.87%[5]
After custodian fee credits	0.87%[5]
Ratio of net investment income after custodian fee credits to average net assets	0.70%[5]
Portfolio turnover rate	0%

1 Calculated using average shares outstanding
2 Amount is less than $0.01
3 Operations commenced on 09/25/2013
4 Not annualized
5 Annualized

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2014	21

Amana Developing World Fund: Performance Summary (unaudited)

Average Annual Returns as of May 31, 2014

	10 Year	5 Year	1 Year	Expense Ratio¹
Investor Shares (AMDWX)	n/a	n/a	-0.17%	1.54%
Institutional Shares (AMIDX)²	n/a	n/a	n/a	1.29%
MSCI Emerging Markets Index	11.61%	8.36%	4.27%	n/a

Growth of $10,000

Comparison of any mutual fund to a market index must be made bearing in mind that the index is unmanaged and expense-free. Conversely, the Fund will (1) be actively managed; (2) have an objective other than mirroring the index, such as limiting risk; (3) bear transaction and other operational costs; (4) stand ready to buy and sell its securities to shareowners on a daily basis; and (5) provide a wide range of services. The graph compares $10,000 invested in Investor Shares of the Fund on September 28, 2009, to an identical amount invested in the MSCI Emerging Markets Index, a broad-based international equity index. The graph shows that an investment in Investor Shares the Fund would have risen to $10,930 versus $12,532 in the Index. Please note that investors cannot invest directly in the index.

The Amana Developing World Fund commenced operations September 28, 2009.

Past performance does not guarantee future results. The "Growth of $10,000" graph and "Average Annual Returns" performance table assume the reinvestment of dividends and capital gains. They do not reflect the deduction of taxes that a shareowner might pay on fund distributions or the redemption of fund shares.

¹ By regulation, expense ratios shown in this table are as of the Funds' most recent prospectus, which is dated September 25, 2013, and incorporates results for the fiscal year ended May 31, 2013. Ratios presented in this table differ from the expense ratios shown elsewhere in this report as they represent different fiscal periods.

² Institutional shares of the Amana Developing World Fund began operations September 25, 2013, and consequently have no returns to report.

Fund Objective

The primary objective of the Developing World Fund is long-term capital growth, consistent with Islamic principles.

Top Ten Holdings		Portfolio Diversification
% of Total Net Assets		% of Total Net Assets
Western Digital	2.8%	Telecom Carriers	9.6%
VF	2.7%	Food Manufacturing	7.0%
Telenor	2.3%	Specialty Pharmaceuticals	6.0%
Telekomunikasi Indonesia ADS	2.3%	Utility Networks	5.8%
Aspen Pharmacare	2.3%	Generic Pharmaceuticals	5.8%
Bangkok Dusit Medical Services	2.2%	Household Products Manufacturing	5.4%
Dr. Reddy's Laboratories ADS	2.2%	Health Care Facilities	4.9%
MercadoLibre	2.1%	Integrated Oils	3.6%
Kalbe Farma	2.1%	Computer Storage	2.8%
Baidu ADS	2.1%	Power Generation	2.8%
		Apparel, Footwear, Accessory Design	2.7%
		Infrastructure Construction	2.2%
		E-Commerce Discretionary	2.1%
		Internet Media	2.1%
		Other industries < 2%	20.1%
		Cash and equivalents	17.1%

22	Annual Report	May 31, 2014

Amana Developing World Fund: Discussion of Fund Performance

Fiscal Year 2014

For the fiscal year ended May 31, 2014, the Amana Developing World Fund Investor shares returned -0.17% (versus 10.51% the year before). The Fund's annual return underperformed the MSCI Emerging Markets Index, which returned 4.27%. The new Amana Developing World Fund Institutional shares commenced operations on September 25, 2013, and have yet to complete a full year of operations.

While income is not an investment objective, the Fund paid a qualified income dividend (4¢ per share for both share classes) in December 2013. The net expense ratio of Amana Developing World Investor shares was 1.54% versus 1.51% for the year before. The reduced-expense goal for the Institutional shares was achieved with a 1.35% (annualized) ratio. The Fund remains small, but is growing as total net assets increased 13.14% during fiscal 2014.

Factors Affecting Past Performance

Fiscal 2014 was another volatile year for the world's emerging stock markets. Continuing central bank "easy money" programs, weak eurozone and BRIC economic conditions, and declining commodity prices kept global demand and interest rates exceptionally low.

Amana Developing World Fund seeks to profit from long-term growth in financially sound companies that are based or have significant exposure to developing countries. Investment decisions are made in accordance with Islamic principles. The Fund diversifies its investments across the countries of the developing world, industries, and companies, and generally follows a value investment style.

More than 5% of the portfolio is invested in companies headquartered in each of Malaysia, China, Indonesia, Brazil, South Africa, and the United States. More than 5% of the portfolio is in each of the industries Telecom Carriers, Food Manufacturing, Specialty Pharmaceuticals, Utility Networks, Generic Pharmaceuticals, and Household Products Manufacturing. In the Telecom Carriers industry, which often makes up a significant portion of developing world portfolios, we had success with firms like MTN Group and Telenor, but disappointment from Advanced Info Service and Telefonica Brasil. Another success was our largest individual holding, Western Digital, up 38.74% as profits climbed at this Asian electronics manufacturer. Our second largest holding, VF Corp, appreciated 37.10% on its international apparel manufacturing. Poor performers included positions in the Materials sector as prices dropped, especially for gold and potash. Our investments in Asian health care facilities underperformed.

During Fiscal 2014, the Fund's conservative approach to emerging market investing meant that it kept an unusually high proportion of its assets in cash. Our diversified portfolio is adding new investments as our analysts continuously research and identify high-quality, Islamically acceptable companies. Dynamic developing world markets mean some businesses falter while others prosper, and we expect the Developing World Fund's portfolio turnover ratio to generally be higher than those of other Amana mutual funds.

Looking Forward

China is the largest "emerging market" economy, although its past growth rates are slowing as its economy becomes massive and credit is restrained. Aided by higher wages, millions each year move into the middle class and are able to increase consumption expenditures. The economic slowdown is hurting Chinese demand for foreign raw materials, goods, and services. India, the world's second largest economy, is exciting investors as a new prime minister shakes out many cobwebs.

Our favorite area for Amana Developing World Fund investments currently is the countries of the Association of Southeast Asian Nations, such as Indonesia, Malaysia, Thailand, and the Philippines. These economies consistently outstrip the politically paralyzed economic systems of Europe and the United States. Beginning in 2015, they will see real benefits as they together build a common market of 600 million people. The world economic balance is changing, with one consultant illustrating that the center of world economic activity has moved from the north Atlantic to central Asia in just 70 years. Europe especially is struggling after years of low productivity and political weakness.

We suggest that US-based mutual fund investors look beyond short-term volatility and continue to diversify their assets into the developing world. Good values abound today, exemplified by the current 12.90 P/E ratio and 2.66% dividend yield for the component stocks of the MSCI Emerging Markets Index versus the 18.9 P/E ratio and 1.90% dividend yield for the stocks of the S&P 500 Index (as of May 31, 2014).

Switch in Portfolio Management Roles

Begining July 1, Mr. Nicholas Kaiser, the original portfolio manager for this Fund, is switching roles with Mr. Scott Klimo, the deputy portfolio manager. Mr. Klimo, who also serves as Saturna Capital's director of research, joined the firm in 2012. He has over 20 years experience in the financial industry with years of his career spent living and working in a variety of Asian countries and the past 10 years working as a senior analyst, research director, and portfolio manager covering global equities. Mr. Klimo is a chartered financial analyst (CFA) charterholder.

Annual Report	May 31, 2014	23

Amana Developing World Fund: Schedule of Investments

Common Stocks — 82.8%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Communications

Internet Media
Baidu ADS²	3,500	$241,481	$580,335	China³	2.1%

Telecom Carriers
Advanced Info Service	15,000	137,060	104,806	Thailand	0.4%
Axiata Group	195,000	394,272	420,678	Malaysia	1.5%
Millicom International	2,500	220,520	231,546	Luxembourg	0.8%
MTN Group	16,000	259,470	337,501	South Africa	1.2%
Telefonica Brasil ADS	15,000	371,442	301,650	Brazil	1.1%
Telekomunikasi Indonesia ADS	15,000	540,800	655,200	Indonesia	2.3%
Telenor	28,000	583,414	664,598	Malaysia³	2.3%
		2,506,978	2,715,979		9.6%

		2,748,459	3,296,314		11.7%

Consumer Discretionary

Apparel, Footwear, Accessory Design
VF	12,000	310,438	756,240	United States	2.7%

Automobile OEM
Ford Otomotiv Sanayi	40,000	378,513	531,371	Turkey	1.9%

Department Stores
Robinson Department Store	175,000	340,943	307,031	Thailand	1.1%

E-Commerce Discretionary
MercadoLibre	7,000	500,586	595,490	Brazil³	2.1%

		1,530,480	2,190,132		7.8%

Consumer Staples

Food Manufacturing
Danone ADS	37,000	510,811	552,780	France	2.0%
Indofood CBP Sukses Makmur	250,000	250,542	218,889	Indonesia	0.8%
IOI	300,000	329,545	460,506	Malaysia	1.6%
M. Dias Branco	13,000	368,812	564,612	Brazil	2.0%
Tiger Brands	6,000	199,013	170,324	South Africa	0.6%
		1,658,723	1,967,111		7.0%

Household Products Manufacturing
Colgate-Palmolive	8,000	348,011	547,200	United States	1.9%
Kimberly-Clark de Mexico	160,000	488,255	431,719	Mexico	1.5%
Unilever ADS	12,500	500,899	562,125	United Kingdom	2.0%
		1,337,165	1,541,044		5.4%

Pharmacies & Drug Stores
Clicks Group	60,000	355,423	360,282	South Africa	1.3%

		3,351,311	3,868,437		13.7%

Continued on next page.

24	Annual Report	May 31, 2014	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund: Schedule of Investments

Common Stocks — 82.8%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Energy

Exploration & Production
CNOOC ADS	2,500	$457,585	$428,050	China	1.5%

Integrated Oils
China Petroleum & Chemical ADS	1,040	69,690	93,912	China	0.3%
Petroleo Brasileiro ADS	25,000	523,255	352,500	Brazil	1.3%
Sasol ADS	10,000	494,222	562,900	South Africa	2.0%
		1,087,167	1,009,312		3.6%

		1,544,752	1,437,362		5.1%

Financials

Islamic Banking
BIMB Holdings	280,000	365,209	343,626	Malaysia	1.2%

Multi Asset Class Real Estate Ownership & Development
IOI Properties Group²	150,000	205,190	115,979	Malaysia	0.4%
SM Prime Holdings	730,000	277,159	280,581	Philippines	1.0%
		482,349	396,560		1.4%

		847,558	740,186		2.6%

Health Care

Cardiovascular Devices
Mindray Medical International ADS	13,000	440,442	403,390	China³	1.4%

Generic Pharmaceuticals
Aspen Pharmacare²	25,000	371,659	645,763	South Africa	2.3%
Dr. Reddy's Laboratories ADS	15,000	457,465	616,650	India	2.2%
Richter Gedeon	20,000	367,156	375,808	Hungary	1.3%
		1,196,280	1,638,221		5.8%

Health Care Facilities
Bangkok Dusit Medical Services	1,250,000	368,757	632,983	Thailand	2.2%
IHH Healthcare²	300,000	391,875	383,864	Malaysia	1.4%
KPJ Healthcare	344,666	282,677	354,122	Malaysia	1.3%
		1,043,309	1,370,969		4.9%

Specialty Pharmaceuticals
Genomma Lab Internacional²	220,000	493,318	562,984	Mexico	2.0%
Kalbe Farma	4,500,000	400,361	594,477	Indonesia	2.1%
Mead Johnson Nutrition	6,000	352,781	536,820	United States	1.9%
		1,246,460	1,694,281		6.0%

		3,926,491	5,106,861		18.1%

Industrials

Infrastructure Construction
Companhia de Concessoes Rodoviarias	32,000	192,106	252,252	Brazil	0.9%
Jasa Marga	700,000	432,059	352,645	Indonesia	1.3%

		624,165	604,897		2.2%

Continued on next page.

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2014	25

Amana Developing World Fund: Schedule of Investments

Common Stocks — 82.8%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Materials

Agricultural Chemicals
Quimica y Minera de Chile ADS	17,000	$689,167	$514,080	Chile	1.8%

Base Metals
Freeport-McMoRan Copper & Gold	15,000	584,100	510,750	Indonesia³	1.8%

Cement & Aggregates
PT Semen	350,000	400,687	441,975	Indonesia	1.6%

Precious Metal Mining
Alamos Gold	32,500	500,025	267,660	Mexico³	0.9%
Impala Platinum ADS	16,000	343,235	165,760	South Africa	0.6%
		843,260	433,420		1.5%

Raw Material Suppliers
Vale ADS	12,500	341,208	159,375	Brazil	0.6%

Steel Producers
Tenaris ADS	7,000	282,964	313,950	Argentina³	1.1%

		3,141,386	2,373,550		8.4%

Technology

Application Software
AutoNavi Holdings ADS²	25,000	318,248	520,750	China	1.8%

Computer Storage
Western Digital	9,000	363,962	790,650	China	2.8%

		682,210	1,311,400		4.6%

Utilities

Power Generation
Aboitiz Power	450,000	378,383	370,914	Philippines	1.3%
PGE	60,000	300,164	414,875	Poland	1.5%
		678,547	785,789		2.8%

Utility Networks
Enersis ADS	10,000	215,250	162,000	Chile	0.6%
Hong Kong & China Gas ADS	200,000	495,666	476,000	China	1.7%
Manila Electric	80,000	517,224	466,509	Philippines	1.6%
Petronas Gas	70,000	449,259	534,043	Malaysia	1.9%
		1,677,399	1,638,552		5.8%

		2,355,946	2,424,341		8.6%

Total Common Stocks		$20,752,758	$23,353,480		82.8%

Continued on next page.

26	Annual Report	May 31, 2014	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund: Schedule of Investments

Derivatives — 0.1%	Number of Shares	Cost	Market Value	Country¹	Percentage of Assets

Financials

Islamic Banking
BIMB Holdings Warrants²	80,000	$-	$15,686	Malaysia	0.1%

		-	15,686		0.1%

Health Care

Health Care Facilities
KPJ Healthcare Warrants²	29,332	-	5,980	Malaysia	0.0%[4]

		-	5,980		0.0%[4]

Total Derivatives		-	21,666		0.1%

Total investments		$20,752,758	23,375,146		82.9%
Other assets (net of liabilities)			4,805,573		17.1%
Total assets			$28,180,719		100.0%
¹ Country of domicile unless otherwise indicated
² Non-Income producing security
³ Denotes a country or region of primary exposure
[4] Amount is less than 0.05%

ADS: American Depositary Share
ADR: American Depositary Receipt

Countries

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2014	27

Amana Developing World Fund

Statement of Assets and Liabilities
As of May 31, 2014

Assets
Investments in securities, at value (Cost $20,752,758)	$23,375,146
Cash	4,776,085
Dividends and income	65,815
Receivable for Fund shares sold	11,658
Total assets	28,228,704
Liabilities
Payable to affiliates	26,069
Accrued expenses	20,406
Accrued distribution fee	1,435
Payable for Fund shares redeemed	75
Total liabilities	47,985
Net Assets	$28,180,719

Analysis of Net Assets
Paid-in capital (unlimited shares authorized, without par value)	$27,040,660
Undistributed net investment income	15,151
Accumulated net realized loss	(1,497,344)
Unrealized net appreciation on investments	2,622,252
Net assets applicable to Fund shares outstanding	$28,180,719

Net asset value per Investor Share	AMDWX
Net assets, at value	$20,774,918
Shares outstanding	1,909,505
Net asset value, offering and redemption price per share	$10.88

Net asset value per Institutional Share	AMIDX
Net assets, at value	$7,405,801
Shares outstanding	678,939
Net asset value, offering and redemption price per share	$10.91

Statement of Operations
Year ended May 31, 2014

Investment income
Dividends (Net of foreign taxes of $59,172)	$438,799
Miscellaneous income	93
Gross investment income	438,892
Expenses
Investment adviser fees	251,366
Distribution fees — Investor Shares	56,621
Filing and registration fees	39,848
Printing and postage	33,248
Custodian fees	13,021
Retirement plan custodial fees
Investor Shares	7,114
Institutional Shares	20
Professional fees	5,718
Shareowner servicing fees
Investor Shares	4,720
Institutional Shares	18
Chief Compliance Officer expenses	1,078
Trustee fees	749
Other expenses	604
Total gross expenses	414,125
Less custodian fee credits	(13,021)
Net expenses	401,104
Net investment income	$37,788

Net realized loss from investments and foreign currency	$(823,044)
Net increase in unrealized appreciation on investments and foreign currency	821,549
Net loss on investments	$(1,495)

Net increase in net assets resulting from operations	$36,293

28	Annual Report	May 31, 2014	The accompanying notes are an integral part of these financial statements.

Amana Developing World Fund

Statements of Changes in Net Assets	Year ended May 31, 2014	Year ended May 31, 2013
Increase (decrease) in net assets from operations
From operations
Net investment income	$37,788	$138,279
Net realized loss on investments	(823,044)	(242,839)
Net increase in unrealized appreciation	821,549	2,064,454
Net increase in net assets	36,293	1,959,894
Distributions to shareowners from
Net investment income
Investor Shares	(83,707)	-
Institutional Shares	(19,987)	-
Total distributions	(103,694)	-
Capital share transactions
Proceeds from the sale of shares
Investor Shares	9,662,307	8,373,705
Institutional Shares	7,435,765	-
Value of shares issued in reinvestment of dividends and distributions
Investor Shares	83,422	-
Institutional Shares	19,987	-
Cost of shares redeemed
Investor Shares	(13,758,910)	(3,498,897)
Institutional Shares	(102,587)
Early redemption fees retained	n/a	326
Net increase in net assets	3,339,984	4,875,134
Total increase in net assets	3,272,583	6,835,028

Net assets
Beginning of year	24,908,136	18,073,108
End of year	28,180,719	24,908,136

Undistributed net investment income	$15,151	$89,952

Shares of the Fund sold and redeemed
Investor Shares (AMDWX)
Number of shares sold	909,412	781,899
Number of shares issued in reinvestment of dividends and distributions	7,915	-
Number of shares redeemed	(1,284,802)	(329,859)
Net increase (decrease) in number of shares outstanding	(367,475)	452,040

Institutional Shares (AMIDX)
Number of shares sold	687,152	-
Number of shares issued in reinvestment of dividends and distributions	1,894	-
Number of shares redeemed	(10,107)	-
Net increase in number of shares outstanding	678,939	-

The accompanying notes are an integral part of these financial statements.	Annual Report	May 31, 2014	29

Amana Developing World Fund: Financial Highlights

Investor Shares (AMDWX)	Year ended May 31,				Period ended[1]
Selected data per share of outstanding capital stock throughout each year:	2014	2013	2012	2011	May 31, 2010
Net asset value at beginning of year	$10.94	$9.90	$10.88	$10.16	$10.00
Income from investment operations
Net investment income (loss)	0.01[2]	0.06	(0.01)	(0.06)	(0.05)
Net gains (losses) on securities (both realized and unrealized)	(0.03)	0.98	(0.96)	0.78	0.21
Total from investment operations	(0.02)	1.04	(0.97)	0.72	0.16
Less distributions
Dividends (from net investment income)	(0.04)	-	(0.01)	-	-
Total distributions	(0.04)	-	(0.01)	-	-
Paid-in capital from early redemption fees	n/a	0.00[3]	0.00[3]	0.00[3]	0.00[3]

Net asset value at end of year	$10.88	$10.94	$9.90	$10.88	$10.16

Total Return	(0.17)%	10.51%	(8.94)%	7.09%	1.60%[4]

Ratios / supplemental data
Net assets ($000), end of year	$20,775	$24,908	$18,073	$15,839	$9,096
Ratio of expenses to average net assets
Before custodian fee credits	1.59%	1.54%	1.63%	1.61%	1.59%[5]
After custodian fee credits	1.54%	1.51%	1.61%	1.60%	1.58%[5]
Ratio of net investment income (loss) after custodian fee credits to average net assets	0.06%	0.67%	(0.10)%	(0.63)%	(1.14)%[5]
Portfolio turnover rate	11%	4%	12%	2%	5%[4]

Institutional Shares (AMIDX)	Period ended[6]
Selected data per share of outstanding capital stock throughout each period:	May 31, 2014
Net asset value at beginning of period	$10.87
Income from investment operations
Net investment income	0.05[2]
Net gains (losses) on securities (both realized and unrealized)	0.03
Total from investment operations	0.08
Less distributions
Dividends (from net investment income)	(0.04)
Total distributions	(0.04)

Net asset value at end of period	$10.91

Total Return	0.75%[4]

Ratios / supplemental data
Net assets ($000), end of period	$7,406
Ratio of expenses to average net assets
Before custodian fee credits	1.40%[5]
After custodian fee credits	1.35%[5]
Ratio of net investment income after custodian fee credits to average net assets	0.64%[5]
Portfolio turnover rate	11%

1 Operations commenced on 9/28/2009
2 Calculated using average shares outstanding
3 Amount is less than $0.01
4 Not annualized
5 Annualized
6 Operations commenced on 09/25/2013

30	Annual Report	May 31, 2014	The accompanying notes are an integral part of these financial statements.

Notes To Financial Statements

Note 1 — Organization

Amana Mutual Funds Trust (the "Trust") was organized as a Delaware Statutory Trust on March 11, 2013, and is the successor to Amana Mutual Funds Trust, an Indiana Business Trust ("Prior Trust") organized on July 26, 1984, pursuant to a reorganization on July 19, 2013. Each Fund is a series of the Trust and the successor to the corresponding series of the Prior Trust. The Trust is registered as a no-load, open-end, diversified series management investment company under the Investment Company Act of 1940, as amended. The Trust restricts its investments to those acceptable to Muslims by investing in accordance with Islamic principles. Three portfolio series have been created. The Income Fund was first authorized to sell shares of beneficial interest to the public on June 23, 1986. The Growth Fund began operations on February 3, 1994. The Developing World Fund began operations on September 28, 2009. Institutional shares of each Fund were first offered September 25, 2013.

Each class of shares of a Fund represents an interest in the same portfolio of investments of the Fund and has in all respects the same rights and obligations as each other class of the Fund, except that each class bears its own class expenses, and each class has exclusive voting rights. Each class of shares may be subject to different investment minimums and other conditions of eligibility as may be described in the prospectus for the particular class of shares, as from time to time in effect.

Income, realized, and unrealized capital gains and losses, and expenses to be paid by a Fund and not allocated to a particular Class as provided below, shall be allocated to each Class on the basis of relative net assets. Expenses allocable to a specific Class are expenses specifically incurred by or for such Class including the following:

  Rule 12b-1 expenses;
  Retirement plan custodial fees; and
  Any applicable service fees.

Net investment income dividends and capital gain distributions paid by the Fund on each class of its shares will be calculated in the same manner on the same day and at the same time.

Note 2 — Significant Accounting Policies

The following is a summary of the significant accounting policies, in conformity with accounting principles generally accepted in the United States of America, which are consistently followed by the Funds in preparation of their financial statements.

Security valuation:

Investments in securities traded on a national securities exchange and over-the-counter securities for which sale prices are available are valued at that price. Securities for which there are no sales are valued at latest bid price.

Foreign markets may close before the time as of which the Funds' share prices are determined. Because of this, events occurring after the close and before the determination of the Funds' share prices may have a material effect on the values of some or all of the Funds' foreign securities. To account for this, the Funds may use outside pricing services for valuation of their non-US securities.

In cases in which there is not a readily available market price, a fair value for such security is determined in good faith by or under the direction of the Board of Trustees.

Security transactions are recorded on trade date. Realized gains and losses on sales of securities are recorded on the identified cost basis.

Foreign currency:

Investment securities and other assets and liabilities denominated in foreign currencies are translated into US dollar amounts at the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into US dollar amounts on the respective dates of such transactions.

The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds' books and the US dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the fair values of assets and liabilities, other than investments in securities at fiscal period end, resulting from changes in exchange rates.

Share valuation:

Each Fund computes the share price of each share class by dividing the net assets attributable to each share class by the outstanding shares of that class. Each share class represents an interest in the same investment portfolio. Each share class is identical in all respects except that each class bears its own class expenses, and each class has exclusive voting rights. As a result of the differences in the expenses borne by each share class, the share price and distributions will vary among a Fund's share classes. The Funds' shares are not priced or traded on days the NYSE is closed. The NAV is the offering and redemption price per share.

Fair value measurements:

Accounting Standards Codification (ASC) 820 establishes a three-tier framework for measuring fair value based on a hierarchy of inputs. The hierarchy distinguishes between market data obtained from independent sources (observable inputs) and the Funds' own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds' investments and are summarized below.

Level 1 — Unadjusted quoted prices in active markets for identical assets or liabilities that the Trust has the ability to access.

Level 2 — Observable inputs other than quoted prices in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates, and similar data.

Level 3 — Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Trust's own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Annual Report	May 31, 2014	31

Notes To Financial Statements (continued)

Share Valuation Inputs as of May 31, 2014
Funds	Level 1 Quoted Price	Level 2 Significant Observable Input	Level 3 Significant Unobservable Input	Total
Income Fund
Common Stocks	$1,577,035,630¹	$-	$-	$1,577,035,630
Total Assets	$1,577,035,630	$-	$-	$1,577,035,630

Growth Fund
Common Stocks	$1,940,483,781¹	$-	$-	$1,940,483,781
Total Assets	$1,940,483,781	$-	$-	$1,940,483,781

Developing World Fund
Common Stocks
Communications	$1,537,185	$1,759,129	$-	$3,296,314
Consumer Discretionary	1,351,730	838,402	-	2,190,132
Consumer Staples	1,662,105	2,206,332	-	3,868,437
Energy	1,437,362	-	-	1,437,362
Financials	-	740,186	-	740,186
Health Care	1,556,860	3,550,001	-	5,106,861
Industrials	-	604,897	-	604,897
Materials	1,663,915	709,635	-	2,373,550
Technology	1,311,400	-	-	1,311,400
Utilities	638,000	1,786,341	-	2,424,341
Total Common Stocks	11,158,557	12,194,923	-	23,353,480

Derivatives
Financials	-	15,686	-	15,686
Health Care	-	5,980	-	5,980
Total Derivatives	-	21,666	-	21,666

Total Assets	$11,158,557	$12,216,589	$-	$23,375,146
During the year ended May 31, 2014, no Fund had transfers between Level 1 and Level 2. ¹ See the Schedule of Investments for additional details.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgement. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The table above is a summary of the inputs used as of May 31, 2014, in valuing the Funds' investments carried at fair value.

Derivative instruments and hedging activities:

The Funds have adopted the financial accounting reporting rules required by the Derivatives and Hedging Topic of the FASB Accounting Standards Codification. The Funds are required to include enhanced disclosure that enables investors to understand how and why an entity uses derivatives, how derivatives are accounted for, and how derivative instruments affect an entity's results of operations and financial position.

During the fiscal year ended May 31, 2014, the Funds held positions in rights offerings as a result of actions taken by the board of directors of the underlying companies. Rights offerings are issued to existing shareowners of companies and allow shareowners to purchase additional company shares, generally at a discount to the current market price, prior to a set expiration date. As a result of exercising certain rights offerings, the Funds received warrants. Holders of warrants have the right to purchase additional securities directly from the issuer at a set exercise price, prior to a stated expiration date.

The effects of these derivative instruments on the Fund's financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations are presented

32	Annual Report	May 31, 2014

Notes To Financial Statements (continued)

in the tables below. The fair values of derivative instruments as of May 31, 2014, by risk category are as follows:

Developing World Fund
Statement of Asset and Liabilities Location	Derivatives not designated as hedging instruments	Asset Derivatives
Investments in securities, at value	Rights offerings	$-
	Warrants	21,666
	Total	$21,666

Statement of Operations Effects

Developing World Fund
Derivatives not designated as hedging instruments	Realized Gains	Unrealized Gains
Rights offerings	$-	$-
Warrants	-	21,666
Total	$-	$21,666

Investment concentration:

The fundamental policies of the Funds prohibit earning interest, in accordance with Islamic principles. Consequently, cash is held in non-interest-bearing deposits with the Funds' custodian or other banks. "Other assets (net of liabilities)" in the Funds' Schedules of Investments primarily represents cash on deposit with the custodian. Cash on deposit will vary widely over time. Accounting Standards Codification ("ASC") 825, "Financial Instruments," identifies these items as a concentration of credit risk, requiring disclosure regardless of the degree of risk. The risk is managed by careful financial analysis and review of the custodian's operations, resources, and protections available to the Trust. This process includes evaluation of other financial institutions providing investment company custody services.

Federal income taxes:

The Funds intend to comply with the requirements of the Internal Revenue Code necessary to qualify as a regulated investment company and to make the requisite distributions of income and capital gains to its shareowners sufficient to relieve it from all or substantially all federal income taxes. Therefore, no federal income tax provision is required.

The Funds recognize the tax benefits of uncertain tax positions only where the position is "more likely than not" to be sustained assuming examination by tax authorities. Management has analyzed the Funds' tax positions and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2011 — 2013) or expected to be taken in the Funds' 2014 tax returns. The Funds identify their major tax jurisdiction as US federal and foreign jurisdictions where the Funds make significant investments; however, the Funds are not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Reclassification of capital accounts:

Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or NAV.

	Income Fund	Growth Fund	Developing World Fund
Undistributed net income	$(823)	$175	$(8,895)
Accumulated gains (losses)	1,093	(175)	8,895
Paid-in capital	$(270)	$-	$-

Distributions to shareowners:

Dividends to shareowners from net investment income, if any, are paid in May and December. As a result of their investment strategies, the Growth and Developing World Funds do not expect to pay income dividends. Distributions of capital gains, if any, are made at least annually, and as required to comply with federal excise tax requirements. Distributions to shareowners are determined in accordance with income tax regulations and recorded on the ex-dividend date, and are paid in shares of the Funds, at the net asset value on the payable date. Shareowners may elect to take distributions if they total $10 or more in cash.

Use of estimates:

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets during the reporting period. Actual results could differ from those estimates.

Other:

The Funds record security transactions based on a trade date. Dividend income is recognized on the ex-dividend date, and interest income is recognized on an accrual basis.

Expenses incurred by the Trust on behalf of the Funds (e.g., professional fees) are allocated to the Funds on the basis of relative daily average net assets. Net investment losses may not be utilized to offset net investment income in future periods for tax purposes. Withholding taxes on foreign dividends have been provided for in accordance with the Funds' understanding of the applicable country's tax rules and rates.

Note 3 — Transactions with Affiliated Persons

Under a contract approved annually by Amana's independent trustees, Saturna Capital provides investment advisory services and certain other administrative and distribution services and facilities required to conduct Trust business. For such services, each Fund pays an advisory fee of 0.95% on the first $500 million of a fund's average daily net assets, 0.85% on the next $500 million, 0.75% on the next $500 million, and 0.65% on assets over $1.5 billion. For the fiscal year ended May 31, 2014, the Funds paid the following advisory fees to Saturna Capital:

Advisory Fees
Income Fund	$12,951,687
Growth Fund	16,405,519
Developing World Fund	$ 251,366

Certain officers and one trustee of Amana are also officers and directors of the investment adviser.

Annual Report	May 31, 2014	33

Notes To Financial Statements (continued)

Saturna Capital also acts as transfer agent for the Trust for which each class of a Fund pays $0.25 per account per month. For the fiscal year ended May 31, 2014, the Funds paid the following transfer agent ("shareowner servicing") fees to Saturna Capital:

Shareowner Servicing Fees
Income Fund Investor Shares (AMANX)	$53,152
Income Fund Institutional Shares (AMINX)	136
Growth Fund Investor Shares (AMAGX)	84,135
Growth Fund Institutional Shares (AMIGX)	143
Developing World Fund Investor Shares (AMDWX)	4,720
Developing World Fund Institutional Shares (AMIDX)	$18

Saturna Brokerage Services, Inc. ("SBS"), a subsidiary of Saturna Capital, is registered as a broker-dealer and acts as distributor. The Funds have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act applicable to the Investor Shares of each Fund. The plan provides that the Funds will pay a fee to SBS at an annual rate of up to 0.25% of the average net assets applicable to Investor Shares of each Fund. The fee is paid to SBS as reimbursement for expenses incurred for distribution-related activity. For the fiscal year ended May 31, 2014, the Funds paid the following distribution fees to SBS:

Distribution (12b-1) Fees
Income Fund Investor Shares (AMANX)	$3,729,148
Income Fund Institutional Shares (AMINX)	n/a
Growth Fund Investor Shares (AMAGX)	5,033,177
Growth Fund Institutional Shares (AMIGX)	n/a
Developing World Fund Investor Shares (AMDWX)	$56,621
Developing World Fund Institutional Shares (AMIDX)	n/a

For the fiscal year ended May 31, 2014, Saturna Capital spent $3,980,584 from additional resources of its own, and not part of the 12b-1 expense of the Funds, to compensate broker-dealers or other financial intermediaries, or their affiliates, in connection with the sale, distribution, retention, and/or servicing of Fund shares. To the extent that these resources are derived from advisory fees paid by the Funds, these payments could be considered "revenue sharing." Any such payments will not change the net asset value or the price of a Fund's shares.

SBS is used to effect portfolio transactions for the Trust. SBS currently executes portfolio transactions without commission. Transactions effected through other brokers are subject to commissions payable to that broker.

Saturna Trust Company ("STC"), a subsidiary of Saturna Capital, acts as retirement plan custodian for Fund shareowners. Each class of shares of a Fund pays an annual fee of $10 per account for retirement plan services to Saturna Trust Company. For the fiscal year ended May 31, 2014, the Funds incurred the following retirement plan custodial fees to STC:

Retirement plan custodial fees
Income Fund Investor Shares (AMANX)	$30,798
Income Fund Institutional Shares (AMINX)	227
Growth Fund Investor Shares (AMAGX)	47,366
Growth Fund Institutional Shares (AMIGX)	189
Developing World Fund Investor Shares (AMDWX)	7,114
Developing World Fund Institutional Shares (AMIDX)	$20

Mr. Nicholas Kaiser serves as a trustee and president of the Trust. He is also a director and the chairman of Saturna Capital, Saturna Brokerage Services, and Saturna Trust Company. He is not compensated by the Trust. For the fiscal year ended May 31, 2014, the Trust incurred trustee compensation expenses of $73,500, which is included in $104,473 of total expenses for the independent Trustees. One trustee retired during the year, reducing the size of the board from six to five.

	Income Fund	Growth Fund	Developing World Fund
Trustee Fees	$29,409	$43,562	$529
Other Trustee expenses	$13,303	$17,450	$220

The officers of the Trust are paid by Saturna Capital, and not the Trust, except for the Chief Compliance Officer, who is partially compensated by the Trust. For the fiscal year ended May 31, 2014, the Trust incurred the following related to the expense of its Chief Compliance Officer:

	Income Fund	Growth Fund	Developing World Fund
Chief Compliance Officer	$ 44,319	$63,540	$1,078

On May 31, 2014, the trustees, officers, and their affiliates (including Saturna Capital Corporation) as a group, owned the following percentages of outstanding shares:

Trustees', officers', and affiliates ' ownership
Income Fund Investor Shares (AMANX)	0.03%
Income Fund Institutional Shares (AMINX)	5.28%
Growth Fund Investor Shares (AMAGX)	0.06%
Growth Fund Institutional Shares (AMIGX)	4.52%
Developing World Fund Investor Shares (AMDWX)	1.52%
Developing World Fund Institutional Shares (AMIDX)	36.28%

Note 4 — Distributions to Shareowners

The tax characteristics of distributions paid for the fiscal years ended May 31, 2014, and May 31, 2013, were as follows:

Income Fund	May 31, 2014	May 31, 2013
Ordinary income	$26,624,057	$21,715,717

Growth Fund	May 31, 2014	May 31, 2013
Ordinary income¹	$13,498,551	$5,476,978
Long-term capital gain²	$52,055,982	$-

Developing World Fund	May 31, 2014	May 31, 2013
Ordinary income¹	$103,694	$-

¹ By policy, the Growth and Developing World Funds seek to avoid paying income dividends.

² Long-term capital gain dividend designated pursuant to Section 852(b)(3) of the Internal Revenue Code.

34	Annual Report	May 31, 2014

Notes To Financial Statements (continued)

Note 5 — Federal Income Taxes

The cost basis of investments for federal income tax purposes at May 31, 2014, were as follows:

	Income Fund	Growth Fund	Developing World Fund
Cost of investments	$883,492,702	$962,461,412	$20,752,758
Gross unrealized appreciation	697,446,950	981,880,488	4,427,921
Gross unrealized depreciation	(3,904,022)	(3,858,119)	(1,805,533)
Net unrealized appreciation	$693,542,928	$978,022,369	$2,622,388

As of May 31, 2014, the components of distributable earnings on a tax basis were as follows:

Income Fund
Accumulated capital gains	$3,344,160
Tax accumulated earnings	3,344,160
Other accumulated losses	(288)
Unrealized appreciation	693,542,928
Total accumulated earnings	$696,886,800

Growth Fund
Undistributed ordinary income	$3,117,461
Accumulated capital gains	82,202,800
Tax accumulated earnings	85,320,261
Unrealized appreciation	978,022,369
Total accumulated earnings	$1,063,342,630

Developing World Fund
Undistributed ordinary income	$16,237
Tax accumulated earnings	16,237
Accumulated capital and other losses	(1,315,151)
Other accumulated losses	(183,279)
Unrealized appreciation	2,622,388
Other unrealized losses	(136)
Total accumulated earnings	$1,140,059

At May 31, 2014, the Funds had the following capital loss carryforwards, subject to regulation. Prior to their expiration, such loss carryforwards may be used to offset future net capital gains realized for federal income tax purposes.

	Income Fund	Growth Fund	Developing World Fund
Capital loss carryforwards expiring 2018	$-	$-	$-
Capital loss carryforwards expiring 2019	-	-	19,458
Short-term loss carryforwards unlimited expiration	-	-	435,720
Long-term loss carryforwards unlimited expiration	-	-	859,973
Total capital loss carryforwards	-	-	1,315,151
Post-October loss deferral¹	$288	$-	$183,279

¹ Net capital losses incurred after October 31 and within the taxable year are deemed to arise on the first business day of a fund's next taxable year.

	Income Fund	Growth Fund	Developing World Fund
Total capital loss carryforward utilized at May 31, 2014	$-	$2,857,825	$-

Note 6 — Investments

During the fiscal year ended May 31, 2014, the Funds purchased and sold the following amounts of securities.

	Purchases	Sales
Income Fund	$22,255,014	$68,817,342
Growth Fund	-	507,218,975
Developing World Fund	$6,057,935	$2,355,143

Note 7 — Custodian

Under agreements in place with the Trust's custodian, Bank of New York Mellon, custody fees are reduced by credits for cash balances. For the fiscal year ended May 31, 2014, such reductions were as follows:

	Income Fund	Growth Fund	Developing World Fund
Custodian Fee Credits	$75,070	$101,857	$13,021

Note 8 — Subsequent Events

In preparing these financial statements, the Funds have evaluated events and transactions for potential recognition or disclosure through the date the financial statements were issued. There were no events or transactions during the period that materially impacted the amounts or disclosures in the Funds' financial statements.

Annual Report	May 31, 2014	35

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Trustees
Amana Mutual Funds Trust

We have audited the accompanying statements of assets and liabilities of Amana Income Fund, Amana Growth Fund, and Amana Developing World Fund, each a series of Amana Mutual Funds Trust (the "Trust"), including the schedules of investments, as of May 31, 2014, and for the Amana Income Fund and Amana Growth Fund, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended; and for the Amana Developing World Fund, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the four years in the period then ended, and for the period September 28, 2009 (commencement of operations) to May 31, 2010. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of May 31, 2014, by correspondence with the custodian. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Amana Income Fund, Amana Growth Fund, and Amana Developing World Fund, as of May 31, 2014, the results of their operations for the year then ended, the changes in their net assets, and their financial highlights for the periods indicated above, in conformity with accounting principles generally accepted in the United States of America.

Philadelphia, Pennsylvania
July 22, 2014

(graphic omitted)
Tait, Weller & Baker LLP

36	Annual Report	May 31, 2014

Expenses (unaudited)

All mutual funds have operating expenses. As an Amana Mutual Fund shareowner, you incur ongoing costs, including management fees, distribution (or service) 12b-1 fees, and other Fund expenses such as shareowner reports (like this one). Operating expenses, which are deducted from a fund's gross earnings, directly reduce the investment return of a fund. Mutual funds (unlike other financial investments) only report their results after deduction of operating expenses.

With the Amana Funds, unlike many mutual funds, you do not incur sales charges (loads) on purchases, reinvested dividends, or other distributions. You do not incur redemption fees or exchange fees. You may incur fees related to extra services requested by you for your account, such as bank wires. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

Examples

The following examples are based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2013 to May 31, 2014).

Actual Expenses

The first line for each Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you have invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. The Funds may charge for extra services (such as domestic bank wires, international bank wires, or overnight courier delivery of redemption checks) rendered on request, which you may need to estimate to determine your total expenses.

Hypothetical Example For Comparison Purposes

The second line for each Fund provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio (based on the last six months) and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other mutual funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareowner reports of other mutual funds. You may wish to add other fees that are not included in the expenses shown in the table, such as IRA fees charged by custodians other than Saturna Trust Company (note that Saturna does not charge such fees to shareowners directly on Saturna IRAs, ESAs, or HSAs with the Amana Funds), and charges for extra services such as check writing and bank wires.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads) or exchange fees (note that the Amana Funds do not assess any such transactional costs). Therefore, the "Hypothetical" line of each fund is useful in comparing ongoing costs only, and may not help you determine the relative total costs of owning different funds.

	Beginning Account Value [December 1, 2013]	Ending Account Value [May 31, 2014]	Expenses Paid During Period	Annualized Expense Ratio
Income Fund
Investor Shares (AMANX), Actual	$1,000.00	$1,064.90	$5.87¹	1.14%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.25	$5.74¹	1.14%
Institutional Shares (AMINX), Actual	$1,000.00	$1,066.10	$4.64²	0.90%²
Hypothetical (5% return before expenses)	$1,000.00	$1,020.44	$4.53²	0.90%²

Growth Fund
Investor Shares (AMAGX), Actual	$1,000.00	$1,069.50	$5.78¹	1.12%
Hypothetical (5% return before expenses)	$1,000.00	$1,019.35	$5.64¹	1.12%
Institutional Shares (AMIGX), Actual	$1,000.00	$1,070.90	$4.44²	0.86%²
Hypothetical (5% return before expenses)	$1,000.00	$1,020.64	$4.33²	0.86%²

Developing World Fund
Investor Shares (AMDWX), Actual	$1,000.00	$1,010.40	$8.32¹	1.66%
Hypothetical (5% return before expenses)	$1,000.00	$1,016.65	$8.35¹	1.66%
Institutional Shares (AMIDX), Actual	$1,000.00	$1,012.20	$6.82²	1.36%²
Hypothetical (5% return before expenses)	$1,000.00	$1,018.15	$6.84²	1.36%²

¹ Expenses for Investor Shares are equal to annualized expense ratios indicated above (based on the most recent semi-annual period of December 1, 2013, through May 31, 2014), multiplied by the average account value over the period, multiplied by 182/365 to reflect the semi-annual period.

² Expenses for Institutional Shares are based on data for the period since inception September 25, 2013, through May 31, 2014, and annualized.

Annual Report	May 31, 2014	37

Trustees and Officers

Name (Age) and Address		Position(s) Held with Trust & Number of Saturna Fund Portfolios Overseen	Principal Occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
INDEPENDENT TRUSTEES
(photo omitted)	M. Yaqub Mirza, PhD (67) 1300 N. State Street Bellingham, WA 98225	Chairman (since 2014);
Independent Trustee (since 2009);
Vice Chairman (2009 to 2014);
Independent Trustee (1987 to 2003);
Chairman (2000 to 2003);
Executive Committee (Chairman);
Audit and Compliance Committee;
		Three	CEO, Sterling Management Group, Inc. (financial services)	None
(photo omitted)	Iqbal J. Unus, PhD (70) 1300 N. State Street Bellingham, WA 98225	Independent Trustee (since 1989); Governance, Compensation and Nominations Committee (Chairman); Three	Adviser, The Fairfax Institute at the International Institute of Islamic Thought	None
(photo omitted)	Miles K. Davis, PhD (54) 1300 N. State Street Bellingham, WA 98225	Independent Trustee (since 2008); Executive Committee; Audit and Compliance Committee; Three	Dean and George Edward Durell Chair of Management, Harry F. Byrd, Jr. School of Business,
Shenandoah University;
			Associate Professor of Management/Director of the Institute for Entrepreneurship, Shenandoah University	None
(photo omitted)	Ronald H. Fielding MA, MBA, CFA (65) 1300 N. State Street Bellingham, WA 98225	Independent Trustee (since 2012); Audit and Compliance Committee (Chairman, Financial Expert); Ten	Retired (2009); Senior Vice President & Portfolio Manager, OppenheimerFunds Rochester Division; Director, ICI Mutual Insurance Company	Saturna Investment Trust
INTERESTED TRUSTEE
(photo omitted)	Nicholas F. Kaiser, MBA, CFA (68) 1300 N. State Street Bellingham, WA 98225	President, Trustee¹ (since 1989); Executive Committee; Governance, Compensation and Nominations Committee; Ten	Chairman, Saturna Capital Corporation (the Trust's investment adviser); Chairman, Saturna Trust Company	Saturna Investment Trust

38	Annual Report	May 31, 2014

Trustees and Officers (continued)

Name (Age) and Address		Position(s) Held with Trust & Number of Saturna Fund Portfolios Overseen	Principal Occupation(s) during past 5 years, including Directorships	Other Directorships held by Trustee
OFFICERS WHO ARE NOT TRUSTEES
(photo omitted)	Jane Carten MBA (39) 1300 N. State Street Bellingham, WA 98225	Vice President (since 2012); N/A	President, Chief Executive Officer, and Director, Saturna Capital Corporation; Secretary and Director, Saturna Brokerage Services; Vice President and Director, Saturna Trust Company	N/A
(photo omitted)	Christopher R. Fankhauser (42) 1300 N. State Street Bellingham, WA 98225	Treasurer¹ (since 2002); N/A	Chief Operations Officer and Director, Saturna Capital Corporation; Vice President and Chief Operations Officer, Saturna Brokerage Services; Vice President and Director, Saturna Trust Company	N/A
(photo omitted)	Ethel B. Bartolome (41) 1300 N. State Street Bellingham, WA 98225	Secretary¹ (since 2003); N/A	Corporate Administrator and Secretary, Saturna Capital Corporation; Secretary, Saturna Trust Company	N/A
(photo omitted)	Michael E. Lewis (52) 1300 N. State Street Bellingham, WA 98225	Chief Compliance Officer¹ (since 2012); N/A	Chief Compliance Officer, Saturna Capital, Saturna Trust Company, and Affiliated Funds; District Director, Seattle Office, Financial Industry Regulatory Authority (FINRA)	N/A

Term of Office: Trustees serve for the lifetime of the Trust or until death, resignation, retirement, removal, or non re-election by the shareowners. Officers serve one-year terms subject to annual reappointment by the Trustees.

Amana's Statement of Additional Information, available without charge by calling Saturna Capital Corporation at 800/SATURNA, includes additional information about Trustees.

On May 31, 2014, the trustees, officers, and their affiliates (including Saturna Capital Corporation) as a group, owned the following percentages of outstanding shares:

Trustees', officers', and affiliates ' ownership
Income Fund Investor Shares (AMANX)	0.03%
Income Fund Institutional Shares (AMINX)	5.28%
Growth Fund Investor Shares (AMAGX)	0.06%
Growth Fund Institutional Shares (AMIGX)	4.52%
Developing World Fund Investor Shares (AMDWX)	1.52%
Developing World Fund Institutional Shares (AMIDX)	36.28%

During the year ended May 31, 2014, the Independent Trustees were each paid by the Trust: (1) $8,000 annual retainer plus $1,000 per board meeting attended (in person or by phone), plus reimbursement of travel expenses; (2) $250 for committee meetings; and (3) $500 per quarter for serving as chairman of the board or any committee. As of May 31, 2014, all Trustees owned shares in one or more Amana Funds.

Mr. Kaiser is an Interested Trustee by reason of his positions with the Trust's adviser (Saturna Capital Corporation) and underwriter (Saturna Brokerage Services), and is the primary manager of the Trust's portfolios. He is paid by Saturna Capital a salary, plus a bonus for each month an Amana portfolio earns a 4 or 5 star rating from Morningstar (see pages 2 and 4). The officers are paid by Saturna Capital and not the Trust. As of May 31, 2014, all Saturna Capital employees listed above as officers owned shares in one or more of the Amana funds, with Mr. Kaiser owning (directly or indirectly) over $10 million.

¹ Holds the same position with Saturna Investment Trust.

Annual Report	May 31, 2014	39

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40	Annual Report	May 31, 2014

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Annual Report	May 31, 2014	41

Availability of Quarterly Portfolio Information

(1) The Amana Funds file complete schedules of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q.

(2) The Funds' Forms N-Q are available on the SEC's website at www.sec.gov.

(3) The Funds' Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800/SEC-0330.

(4) The Funds make a complete schedule of portfolio holdings after the end of each month available at www.amanafunds.com.

Availability of Proxy Voting Information

(1) A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available (a) without charge, upon request, by calling Saturna Capital at 1-888/73-AMANA; (b) on the Funds' website at www.amanafunds.com; and (c) on the SEC's website at www.sec.gov.

(2) Information regarding how each Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (a) without charge, upon request, by calling Saturna Capital at 1-888/73-AMANA; (b) on the Funds' website at www.amanafunds.com; and (c) on the SEC's website at www.sec.gov.

Householding Policy

To reduce expenses, we may mail only one copy of the Funds' prospectus, each annual and semi-annual report, and proxy statements, when necessary, to those addresses shared by two or more accounts. If you wish to receive individual and/or more copies of these documents, please call us at 888/73-AMANA or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you individual copies thirty days after receiving your request.

If you are currently receiving multiple copies and wish to receive only one copy, please call us at 888/73-AMANA or write to us at Saturna Capital/Amana Mutual Funds, P.O. Box N, Bellingham, WA 98227. We will begin sending you a single copy with subsequent report mailings.

42	Annual Report	May 31, 2014

Privacy Statement

At Saturna Capital and the Amana Mutual Funds Trust, we understand the importance of maintaining the privacy of your financial information. We want to assure you that we protect the confidentiality of any personal information that you share with us. In addition, we do not sell information about our current or former customers.

In the course of our relationship, we gather certain non-public information about you, including your name, address, investment choices, and account information. We do not disclose your information to unaffiliated third parties unless it is necessary to process a transaction; service your account; deliver your account statements, shareholder reports and other information; or as required by law. When we disclose information to unaffiliated third parties, we require a contract to restrict the companies' use of customer information and from sharing or using it for any purposes other than performing the services for which they were required.

We may share information within the Saturna Capital family of companies in the course of informing you about products or services that may address your investing needs.

We maintain our own technology resources to minimize the need for any third party services, and restrict access to information within Saturna. We maintain physical, electronic, and procedural safeguards to guard your personal information. If you have any questions or concerns about the security or privacy of your information please call us at 1-800/SATURNA (1-800-728-8762).

Annual Report	May 31, 2014	43

Amana Mutual Funds Trust began operations in 1986. Saturna Capital Corporation, with extensive experience in mutual funds, invests the Trust's portfolios and handles daily operations under supervision of Amana's Board of Trustees.

(logo omitted)

1300 N. State Street
Bellingham, WA 98225
1-800-728-8762
Daily prices at 1-888-73-AMANA
www.amanafunds.com

This report is for the information of the shareowners of the Funds. It is not authorized for distribution to prospective investors unless it is accompanied or preceded by an effective prospectus.

Investment Adviser, Administrator, and Transfer Agent	Saturna Capital Corporation Bellingham, WA
Custodian	Bank of New York Mellon Brooklyn, NY
Independent Registered Public Accounting Firm	Tait, Weller & Baker LLP Philadelphia, PA
Legal Counsel	K & L Gates LLP Washington, DC

2. Code of Ethics

Registrant has adopted a code of ethics that applies to the registrant's principal executive officer and principal financial officer or persons performing similar functions, which is included with this submission as Exhibit (a)(1) and posted on the Funds' Internet website at www.amanafunds.com. Requests may also be made via telephone at 1-800/728-8762, and will be processed within one business day of receiving such request.

3. Audit Committee Financial Expert

(a)(1)(i) The Trustees of Amana Mutual Funds Trust determined, at their quarterly meeting of June 12, 2003, that the Trust shall have at least one audit committee financial expert serving on its Audit & Compliance Committee.

(a)(2) Mr. Ron Fielding, independent Trustee (as defined for investment companies), presently serves as financial expert.

4. Principal Accountant Fees and Services

(a) Audit Fees
For the fiscal years ending May 31, 2013, and 2014, the aggregate audit fees billed for professional services rendered by the principal accountant were $58,800 and $67,500, respectively.

(b) Audit-Related Fees
There were no fees billed by the principal accountant for assurance and related services that were not included under paragraph (a) for the fiscal years ending May 31, 2013, and 2014.

(c) Tax Fees
For the fiscal years ending May 31, 2013 and 2014, the aggregate tax fees billed for professional tax preparation services rendered by the principal accountant were $10,700 and $11,100 respectively.

(d) All Other Fees
There were no other fees billed by the principal accountant for the fiscal years ending May 31, 2013, and 2014.

(e)(1) Audit Committee Pre-Approval Policies and Procedures
The following is an excerpt from the Amana Mutual Funds Trust Audit & Compliance Committee Charter:

D. Oversight of Independent Auditors

3. Pre-approval of Audit and Non-Audit Services. Except as provided below, the Committee's prior approval is necessary for the engagement of the independent auditors to provide any audit or non-audit services for the Trust and any non-audit services for any entity controlling, controlled by or under common control with Saturna that provides ongoing services to the Trust (Saturna and each such entity, an "Adviser Affiliate") where the engagement relates directly to the operations or financial reporting of the Trust. Non-audit services that qualify under the de minimis exception described in the Securities Exchange Act of 1934, as amended, and applicable rules thereunder, that were not pre-approved by the Committee, must be approved by the Committee prior to the completion of the audit. Pre-approval by the Committee is not required for engagements entered into pursuant to (a) pre-approval policies and procedures established by the Committee, or (b) pre-approval granted by one or more members of the Committee to whom, or by a subcommittee to which, the Committee has delegated pre-approval authority, provided in either case, that the Committee is informed of each such service at its next regular meeting.

(e)(2) Percentages of Services
One hundred percent of the services described in each of paragraphs (b) through (d) were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not applicable.

(g) Not applicable.

(h) Not applicable.

5. Audit Committee of Listed Registrants

Not applicable.

6. Investments

The schedule of Investments is fully answered in Item 1.

7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

10. Submission of Matters to a Vote of Security Holders

Not applicable.

11. Controls and Procedures

Internal control over financial reporting is under the supervision of the principal executive and financial officers. On June 17, 2014, Mr. Nicholas Kaiser (President) and Mr. Christopher Fankhauser (Treasurer), reviewed the internal control procedures for Amana Mutual Funds Trust and found them reasonable and adequate.

12. Exhibits

(a)(1) Code of Ethics.

(a)(2) Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.

(a)(3) Not applicable.

(b) Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906.CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

AMANA MUTUAL FUNDS TRUST

By:
/s/ Nicholas Kaiser
President
July 29, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:
/s/ Nicholas Kaiser
President
July 29, 2014

By:
/s/ Christopher Fankhauser
Treasurer
July 29, 2014

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